File No. 333-110875


                SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                          POST-EFFECTIVE
                          AMENDMENT NO. 5

                                TO

                             FORM S-6

For Registration Under the Securities Act of 1933 of Securities of
         Unit Investment Trusts Registered on Form N-8B-2


              THE FIRST TRUST(R) COMBINED SERIES 282
                       (Exact Name of Trust)

                    FIRST TRUST PORTFOLIOS L.P.
                     (Exact Name of Depositor)

                      120 East Liberty Drive
                             Suite 400
                     Wheaton, Illinois  60187

   (Complete address of Depositor's principal executive offices)


          FIRST TRUST PORTFOLIOS L.P.         CHAPMAN AND CUTLER LLP
          Attn:  James A. Bowen               Attn:  Eric F. Fess
          120 East Liberty Drive              111 West Monroe Street
          Suite 400                           Chicago, Illinois  60603
          Wheaton, Illinois  60187

         (Name and complete address of agents for service)




It is proposed that this filing will become effective (check appropriate box)


:    :  immediately upon filing pursuant to paragraph (b)
:  x :  June 30, 2009
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)


                     THE FIRST TRUST(R) COMBINED SERIES 282
                      COLORADO INSURED SERIES 24 PORTFOLIO
                                   2,103 UNITS

PROSPECTUS
Part One
Dated June 30, 2009

Note:   Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from Colorado State and local income taxes. Capital gains, if any, are subject to tax.

The Trust

The First Trust(R) Combined Series 282, Colorado Insured Series 24 Portfolio (the "Trust") is an insured and fixed portfolio of tax-exempt municipal bonds issued by or on behalf of municipalities and other governmental authorities within the State of Colorado, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all federal income taxes and from Colorado State and local income taxes under existing law. At May 1, 2009, each Unit represented a 1/2,103 undivided interest in the principal and net income of the Trust (see "What is The First Trust Combined Series?" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, First Trust Portfolios L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 4.70% of the Public Offering Price (4.932% of the amount invested). At May 1, 2009, the Public Offering Price per Unit was $978.92 plus net interest accrued to date of settlement (three business days after such date) of $2.38 and $16.26 for the monthly and semi-annual distribution plans, respectively (see "Public Offering" in Part Two).

        Please retain all parts of this Prospectus for future reference.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                           FIRST TRUST PORTFOLIOS L.P.
                                     Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 4.22% per annum on May 1, 2009, and 4.17% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 3.87% per annum on May 1, 2009, and 3.82% under the monthly distribution plan. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Long-Term Return and Estimated Current Return?" in Part Two.

                     THE FIRST TRUST(R) COMBINED SERIES 282
                      COLORADO INSURED SERIES 24 PORTFOLIO
               SUMMARY OF ESSENTIAL INFORMATION AS OF MAY 1, 2009
                      Sponsor: First Trust Portfolios L.P.
                      Evaluator: First Trust Advisors L.P.
                      Trustee: The Bank of New York Mellon

GENERAL INFORMATION
Principal Amount of Bonds in the Trust                                              $1,930,000
Number of Units (rounded to the nearest whole unit)                                      2,103
Fractional Undivided Interest in the Trust per Unit                                    1/2,103
Public Offering Price:
   Aggregate Value of Securities in the Portfolio                                   $1,963,958
   Aggregate Value of Securities per Unit                                              $933.88
   Principal cash (overdraft) in the Portfolio                                        $ (2,142)
   Principal cash (overdraft) per Unit                                                 $ (1.02)
   Sales Charge 4.932% (4.70% of Public Offering Price,
      including Income and Principal cash)                                              $46.06
   Public Offering Price per Unit                                                      $978.92 *
Redemption Price and Sponsor Repurchase Price per Unit
   ($46.06 less than the Public Offering Price per Unit)                               $932.86 *
Discretionary Liquidation Amount of the Trust (20% of the
   Original principal amount of Bonds in the Trust)                                   $501,000

Date Trust Established                                                          March 26, 2004

Mandatory Termination Date                                                   December 15, 2031


Evaluator's Fee: $0.30 per Unit annually. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading on the New
York Stock Exchange (generally 4:00 p.m. Eastern time) on each day on which it is open.

Supervisory, bookkeeping and other administrative services fee payable to an affiliate of the Sponsor: Maximum of $0.45 per Unit annually.

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "How May Units be Redeemed?"
and "How May Units be Purchased by the Sponsor?" in Part Two).

                                     THE FIRST TRUST(R) COMBINED SERIES 282
                                     COLORADO INSURED SERIES 24 PORTFOLIO
                              SUMMARY OF ESSENTIAL INFORMATION AS OF MAY 1, 2009
                                     Sponsor: First Trust Portfolios L.P.
                                     Evaluator: First Trust Advisors L.P.
                                     Trustee: The Bank of New York Mellon


PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                                     Semi-
                                                                        Monthly      Annual
Calculation of Estimated Net Annual Income:
   Estimated Annual Interest Income                                     $ 44.02      $ 44.02
   Less:  Estimated Annual Expense                                      $  3.18      $  2.70
   Estimated Net Annual Interest Income                                 $ 40.84      $ 41.32
Calculation of Interest Distribution:
   Estimated Net Annual Interest Income                                 $ 40.84      $ 41.32
   Divided by 12 and 2, Respectively                                    $  3.40      $ 20.66
Estimated Daily Rate of Net Interest Accrual                            $0.1134      $0.1148
Estimated Current Return Based on Public Offering Price                    4.17 %       4.22 %
Estimated Long-Term Return Based on Public Offering Price                  3.82 %       3.87 %

Trustee's Annual Fee:  $1.43 and $0.98 per Unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.

Computation Dates:  Fifteenth day of the month as follows:  monthly--each month; semi-annual--June and December.

Distribution Dates:  Last day of the month as follows:  monthly--each month; semi-annual--June and December.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Unit Holders of
The First Trust(R) Combined Series 282,
Colorado Insured Series 24 Portfolio


We have audited the statement of assets and liabilities of The First Trust(R) Combined Series 282, Colorado Insured Series 24 Portfolio (the "Trust"), including the schedule of investments, as of February 28, 2009, and the related statements of operations and of changes in net assets for each of the three years then ended and financial highlights for each of the four years then ended and for the period from March 26, 2004 (Initial Date of Deposit) to February 28, 2005. These financial statements and financial highlights are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The First Trust(R) Combined Series 282, Colorado Insured Series 24 Portfolio, at February 28, 2009, and the results of its operations and changes in its net assets for each of the three years then ended and financial highlights for each of the four years then ended and for the period from March 26, 2004 (Initial Date of Deposit) to February 28, 2005, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Chicago, Illinois
June 26, 2009

                     THE FIRST TRUST(R) COMBINED SERIES 282
                      COLORADO INSURED SERIES 24 PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES

                                February 28, 2009

ASSETS
Securities at fair value (cost, $1,979,245)                    $ 1,923,724
Accrued interest                                                    27,749
                                                               -----------
TOTAL ASSETS                                                   $ 1,951,473
                                                               ===========

LIABILITIES AND NET ASSETS

Accrued liabilities                                            $     1,207
Cash overdraft                                                      22,494
                                                               -----------
TOTAL LIABILITIES                                                   23,701
                                                               -----------

Net assets, applicable to 2,103 outstanding
 units of fractional undivided interest:
   Cost of securities                                            1,979,245
   Net unrealized appreciation (depreciation)                      (55,521)
   Distributable funds (deficit)                                     4,048
                                                               -----------
NET ASSETS                                                       1,927,772
                                                               -----------
TOTAL LIABILITIES AND NET ASSETS                               $ 1,951,473
                                                               ===========
Net asset value per unit                                       $    916.68
                                                               ===========


Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                                     THE FIRST TRUST(R) COMBINED SERIES 282
                                     COLORADO INSURED SERIES 24 PORTFOLIO

                                            SCHEDULE OF INVESTMENTS

                                               February 28, 2009

                                                        Coupon
                                                        interest   Date of     Redemption       Rating (b)  Principal   Fair
Name of issuer and title of bond (f)                    rate       maturity    provisions (a)  (Unaudited)  amount      value

UNIVERSITIES AND SCHOOLS - 30%
------------------------------
Auraria Higher Education Center (State of Colorado),
   Parking Enterprise Revenue (Ninth Street Garage                             2014 @ 100
   Project), Series 2004A, AMBAC Insured (c) (e)        4.40%      4/01/2029   2028 @ 100 S.F.  A          $  655,000    $ 572,221

GENERAL OBLIGATION - 39%
------------------------
Fremont Re-1 School District (Canon City Schools),
   Fremont County, Colorado, General Obligation,                               2013 @ 100
   Series 2003, MBIA Insured (c)                        5.00      12/01/2024   2022 @ 100 S.F.  NR            310,000      353,369
Weld County School District Re-5J, Larimer and Weld
   Counties, Colorado, General Obligation,                                     2013 @ 100
   Series 2003B, MBIA Insured (c)                       5.00      11/15/2029   2024 @ 100 S.F.  AA            350,000      399,371

MISCELLANEOUS - 11%
-------------------
City and County of Broomfield, Colorado, Sales and
   Use Tax Revenue Refunding and Improvement,                                  2012 @ 100
   Series 2002A, AMBAC Insured (c) (e)                  5.00      12/01/2031   2028 @ 100 S.F.  A1 (d)        225,000      208,010

UTILITY - 20%
-------------
City of Colorado Springs, Colorado, Utilities System,
   Subordinate Lien Improvement and Refunding                                  2011 @ 100
   Revenue, Series 2001A, MBIA Insured (c) (e)          5.00      11/15/2029   2022 @ 100 S.F.  AA            390,000      390,753
                                                                                                           -----------------------
Total investments (total cost $1,979,245) - 100%                                                           $1,930,000  $ 1,923,724
                                                                                                           =======================

                                                                                                                (Continued)


                                     THE FIRST TRUST(R) COMBINED SERIES 282
                                     COLORADO INSURED SERIES 24 PORTFOLIO

                                            SCHEDULE OF INVESTMENTS

                                               February 28, 2009


(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. None of the aggregate principal amount of the Bonds in the Trust is subject to call within the next year.

(b) The unaudited ratings shown are those effective at February 28, 2009. All ratings are by Standard & Poor's Corporation ("S&P") unless otherwise indicated. "NR" indiciates that a particular security has not been rated by S&P or Moody's Investors Services, Inc.

(c) Insurance has been obtained by the Bond issuer. Such insurance coverage continues in force so long as the bonds are outstanding and the insurer remains in business.

(d)     Rating by Moody's Investors Services, Inc.

(e) These Bonds were issued at an original issue discount on the following dates and at the following percentages of their original principal amount:

                                                           Date             %

       Auraria Higher Education Center, Colorado        03/10/2004       98.504
       City and County of Broomfield, Colorado          02/15/2002       97.424
       City of Colorado Springs, Colorado               08/01/2001       97.193


(f) Percentages are calculated based on net assets. The Bonds consist of obligations of five issuers located in Colorado. Each Bond issue represents 10% or more of the net assets of the Trust or a total of approximately 100%. The largest such issue represents approximately 30%.







See notes to financial statements.

                                     THE FIRST TRUST(R) COMBINED SERIES 282
                                     COLORADO INSURED SERIES 24 PORTFOLIO

                                           STATEMENTS OF OPERATIONS

                                                   Year ended      Year ended       Year ended
                                                   February 28,    February 29,     February 28,
                                                      2009            2008             2007
Interest income                                  $    83,539     $    99,810     $   114,699

Expenses
   Trustee and other service fees                     (3,976)         (3,920)         (4,240)
   Portfolio supervision, bookkeeping,
      and administrative fees                           (570)           (893)           (829)
   Evaluator's fees                                     (391)           (584)           (531)
   Other expenses                                     (1,052)         (1,096)         (2,624)
                                                ---------------------------------------------
   Total expenses                                     (5,989)         (6,493)         (8,224)
                                                ---------------------------------------------
      Investment income (loss) - net                  77,550          93,317         106,475

Net gain (loss) on investments:
   Net realized gain (loss)                           (3,982)         (1,023)            407
   Change in net unrealized appreciation
      (depreciation)                                  94,266        (189,576)         59,809
                                                 --------------------------------------------
   Net gain (loss) on investments                     90,284        (190,599)         60,216
                                                 --------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                     $   167,834     $   (97,282)    $   166,691
                                                 ============================================


See notes to financial statements.

                                     THE FIRST TRUST(R) COMBINED SERIES 282
                                     COLORADO INSURED SERIES 24 PORTFOLIO

                                      STATEMENTS OF CHANGES IN NET ASSETS


                                                          Year ended      Year ended       Year ended
                                                          February 28,    February 29,     February 28,
                                                             2009            2008             2007
Net increase (decrease) in net assets resulting
  from operations:
   Investment income (loss) - net                      $    77,550     $    93,317     $   106,475
   Net realized gain (loss) on investments                  (3,982)         (1,023)            407
   Change in net unrealized appreciation
      (depreciation) on investments                         94,266        (189,576)         59,809
                                                       --------------------------------------------
   Net increase (decrease) in net assets
      resulting from operations                            167,834         (97,282)        166,691
                                                       --------------------------------------------

Distributions to unit holders:
   Investment income - net                                 (90,704)        (93,173)       (106,480)
                                                       --------------------------------------------
Units redeemed
   Principal portion                                       (97,390)       (308,697)       (143,033)
   Net interest accrued                                       (227)         (3,416)         (2,118)
                                                       --------------------------------------------
   Total redemptions                                       (97,617)       (312,113)       (145,151)
                                                       --------------------------------------------

Total increase (decrease) in net assets                    (20,487)       (502,568)        (84,940)

Net assets:
   Beginning of the period                               1,948,259       2,450,827       2,535,767
                                                       --------------------------------------------
   End of the period                                   $ 1,927,772     $ 1,948,259     $ 2,450,827
                                                       ============================================
Distributable funds (deficit) at end of the period     $     4,048     $     3,367     $     8,039
                                                       ============================================
Trust units:
   Beginning of the period                                   2,212           2,539           2,688
   Redeemed                                                   (109)           (327)           (149)
                                                       --------------------------------------------
   End of the period                                         2,103           2,212           2,539
                                                       ============================================

Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                     THE FIRST TRUST(R) COMBINED SERIES 282
                      COLORADO INSURED SERIES 24 PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS





1.    Organization

The First Trust(R) Combined Series 282, Colorado Insured Series 24 Portfolio (the "Trust") is an insured and fixed portfolio of tax-exempt municipal bonds issued by or on behalf of municipalities and other governmental authorities within the State of Colorado, counties, municipalities, authorities and political subdivisions thereof. The Trust was established on March 26, 2004, and has a mandatory termination date of December 15, 2031.

2.    Significant accounting policies

Basis of presentation - The financial statements are presented on the accrual basis of accounting.

Security valuation - Bonds are stated at values as determined by the Evaluator. First Trust Advisors L.P., an affiliate of First Trust Portfolios L.P. (the "Sponsor"), is the Evaluator. The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above.

Fair Value Measurements - The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective March 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Trust would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the security. FAS 157 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including the technique or pricing model used to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

   o  Level 1 - quoted prices in active markets for identical investments
   o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)
   o Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The valuation techniques used by the Trust to measure fair value during the year ended February 28, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Trust's securities carried at fair value:


Valuation Inputs

Level 1--Quoted Price                                     $             -
Level 2--Other Significant Observable Inputs                    1,923,724
Level 3--Significant Unobservable Inputs                                -
                                                          ---------------
Total                                                     $     1,923,724
                                                          ===============


Security cost - The Trust's cost of its portfolio is based on the offering prices of the bonds on the date the bonds were deposited in the Trust, plus amortization of premium or discount. The premium or discount (including original issue discount) existing on the date the bonds were deposited is being amortized over the life of the bonds. Such amortization is included in the cost of the bonds and not in distributable funds because it is not currently available for distribution to unit holders. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes - The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

The Trust accounts for uncertain tax positions under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 ("FIN 48"). The Trust has recognized no liability in connection with FIN 48 in the accompanying financial statements

Expenses of the Trust - The Trust pays a fee for Trustee services of $1.43 and $0.98 per Unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Additionally, a fee of $0.30 per Unit annually is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs and an annual supervisory fee to an affiliate of the Sponsor. The Trust incurs expenses of the Trustee according to its responsibilities under the Trust Indenture. The Trust may incur other miscellaneous expenses.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at February 28, 2009 follows:


                  Unrealized appreciation                       $         -
                  Unrealized depreciation                           (55,521)
                                                                ------------
                                                                $   (55,521)
                                                                ============


4.    Other information

Cost to investors - The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price, which was equivalent to approximately 5.141% of the net amount invested.

Distributions to unit holders - Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:



            Type of                   Year ended      Year ended    Year ended
         Distribution                 February 28,    February 29,  February 28,
             plan                         2009           2008          2007

            Monthly                      $41.72       $ 41.03       $ 40.56
          Semi-annual                     42.16         41.22         41.26

5.    Financial Highlights

Interest income, Expenses and Investment income (loss) - net per unit have been calculated based on the weighted-average number of units outstanding during the period. Distributions to unit holders, if any, per unit reflect the Trust's actual distributions during the period. The Net gain (loss) on investments per unit includes the effects of changes arising from the issuance and/or redemption of units during the period at net asset values which differed from the net asset value per unit at the beginning of the period. Total return does not include reinvestment of distributions. The investment income (loss) - net and total expense ratios are computed based upon the quarterly weighted average net assets for the Trust.

                                                                                                        Period from
                                                                                                        March 26, 2004
                                              Year ended     Year ended    Year ended     Year ended    (Initial Date of
                                              February 28,   February 29,  February 28,   February 28,  Deposit) to
                                                 2009           2008          2007          2006        February 28, 2005
Interest income                                $ 38.51       $  43.38       $ 44.76        $ 43.27      $  39.30
Expenses                                         (2.76)         (2.82)        (3.21)         (2.72)        (2.13)
                                               ------------------------------------------------------------------
      Investment income (loss) - net             35.75          40.56         41.55          40.55         37.17

Distributions to unit holders:
   Investment income - net                      (41.83)        (41.08)       (41.74)        (41.62)       (34.18)

Net gain (loss) on investments                   41.99         (83.98)        22.09           9.25        (16.90)
                                               ------------------------------------------------------------------
      Total increase (decrease) in net assets    35.91         (84.50)        21.90           8.18        (13.91)

Net assets:
   Beginning of the period                      880.77         965.27        943.37         935.19        949.10
                                               ------------------------------------------------------------------

   End of the period                           $916.68       $ 880.77       $965.27        $943.37       $935.19
                                               ==================================================================

Total return                                      8.83%         (4.56)%        6.75 %         5.32 %        2.15 % *
Ratio of total expenses to average net assets     0.30 %         0.30 %        0.34 %         0.29 %        0.23 %
Ratio of investment income (loss) - net to
   average net assets                             3.95 %         4.37 %        4.37 %         4.32 %        3.95 %


*  Not annualized.

                     THE FIRST TRUST(R) COMBINED SERIES 282
                      COLORADO INSURED SERIES 24 PORTFOLIO

                                    PART ONE
                 Must be Accompanied by Part Two and Part Three

                               -------------------
                               P R O S P E C T U S
                               -------------------


                 SPONSOR:                     First Trust Portfolios L.P.
                                              120 E. Liberty Drive, Ste. 400
                                              Wheaton, IL  60187
                                              (800) 621-1675

                 TRUSTEE:                     The Bank of New York Mellon
                                              101 Barclay Street
                                              New York, New York 10286

                 LEGAL COUNSEL                Chapman and Cutler LLP
                 TO SPONSOR:                  111 West Monroe Street
                                              Chicago, Illinois 60603

                 LEGAL COUNSEL                Carter Ledyard & Milburn LLP
                 TO TRUSTEE:                  2 Wall Street
                                              New York, New York 10005

                 INDEPENDENT                  Deloitte & Touche LLP
                 REGISTERED PUBLIC            111 South Wacker Drive
                 ACCOUNTING FIRM:             Chicago, Illinois 60606


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



                     THE FIRST TRUST COMBINED SERIES

PROSPECTUS                                   NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                             ONLY BE USED WITH PART ONE
Dated November 28, 2008                                          AND PART THREE

The First Trust Combined Series is a unit investment trust. The First Trust Combined Series has many separate series. The Part One which accompanies this Part Two describes one such series of the First Trust Combined Series. Each series of the First Trust Combined Series consists of one or more portfolios ("Trust(s)") which invest in tax-exempt municipal bonds. See Part One and Part Three for a more complete description of the portfolio for each Trust.

Insurance guaranteeing the scheduled payments of principal and interest on all Bonds in the portfolio of each Insured Trust has been obtained from Financial Guaranty Insurance Company and/or Ambac Assurance Corporation (formerly known as Ambac Indemnity Corporation) by the Insured Trusts or was directly obtained by the Bond issuer, the underwriters, the Sponsor or others prior to the Initial Date of Deposit from Financial Guaranty Insurance Company, Ambac Assurance Corporation, or other insurers (the "Preinsured Bonds"). Insurance obtained by an Insured Trust applies only while Bonds are retained in such Trust, while insurance on Preinsured Bonds is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty Insurance Company and/or Ambac Assurance Corporation, in the event of a sale of a Bond insured under an insurance policy obtained by an Insured Trust, the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. The insurance, in either case, relates only to the Bonds in the Insured Trusts and not to the Units offered hereby. See "Why and How the Insured Trusts are Insured" on page 7. No representation is made as to any insurer's ability to meet its commitments.

  All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             FIRST TRUST (R)

                             1-800-621-1675

                             Table of Contents

The First Trust Combined Series                          3
Risk Factors                                             3
Return Figures                                           4
Public Offering                                          4
Distribution of Units                                    5
The Sponsor's Profits                                    6
The Secondary Market                                     6
How We Purchase Units                                    6
Expenses and Charges                                     6
Why and How the Insured Trusts are Insured               7
Tax Status                                              11
Rights of Unit Holders                                  14
Interest and Principal Distributions                    15
Redeeming Your Units                                    15
Removing Bonds from a Trust                             16
Amending or Terminating the Indenture                   17
Description of Bond Ratings                             17
Information on the Sponsor, Trustee and Evaluator       19
Other Information                                       20

             The First Trust Combined Series

The First Trust Combined Series Defined.

We, First Trust Portfolios L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the First Trust Combined Series. See Part One for a description of the series and Trusts for which this Part Two Prospectus relates.

Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among First Trust Portfolios L.P., as Sponsor, The Bank of New York Mellon as Trustee, First Trust Advisors L.P. as Portfolio Supervisor and Securities Evaluation Service, Inc. as Evaluator, governs the operation of the Trusts.

How We Created the Trusts.

On the Initial Date of Deposit for each Trust, we deposited a portfolio or portfolios of tax-exempt municipal bonds ("Bonds") with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units ("Units").

See "Objectives" in Part Three for each Trust for a specific description of such Trust's objective.

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Since the prices of the Bonds will fluctuate daily, the ratio of Bonds in the Trusts, on a market value basis, will also change daily. Bonds may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Bonds will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Bonds in the Trusts. As the holder of the Bonds, the Trustee will vote all of the Bonds and will do so based on our instructions.

Insurance obtained by an Insured Trust or by the Bond issuer, the Sponsor or others is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a noncancelable policy for the scheduled payment of interest and principal on the Bonds is issued by the insurer. A single premium is paid by the Bond issuer, the underwriters, the Sponsor or others for Preinsured Bonds and a monthly premium is paid by each Insured Trust for the insurance obtained by such Trust except for Bonds in such Trust which are insured by the Bond issuer, the underwriters, the Sponsor or others in which case no premiums for insurance are paid by such Trust. Upon the sale of a Bond insured under the insurance policy obtained by an Insured Trust, the Trustee has the right to obtain permanent insurance from Financial Guaranty and/or Ambac Assurance with respect to such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in an Insured Trust of the Fund is eligible to be sold on an insured basis. See "Why and How the Insured Trusts are Insured."

Neither we nor the Trustee will be liable for a failure in any of the Bonds.

                       Risk Factors

Interest Rate Risk. The value of the municipal bonds in which each Trust invests will decline with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown.

Credit Risk. Credit risk is the risk that an issuer of a bond or an insurer is unable to meet its obligation to make interest and principal payments. The value of the Bonds will fluctuate with changes in investors' perceptions of an issuer's financial condition, general economic conditions or the general conditions of the municipal bond market, with changes in inflation rates or when political or economic events affecting the issuers occur.

Because the Trusts are not managed, the Trustee will not sell Bonds in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest. There is no guarantee that the issuers of the Bonds will be able to satisfy their interest payment obligations to the Trust over the life of a Trust.

Municipal Bonds. Each Trust invests in tax-exempt municipal bonds. Municipal bonds are debt obligations issued by states or political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity, an event which is more likely to occur when interest rates fall. In such an occurrence, the Unit holder may not be able to reinvest the money you receive in other bonds that have as high a yield or as long a maturity.

Many municipal bonds are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from bond proceeds that may affect the exemption of interest on such bonds from federal income taxation. The market for municipal bonds is generally less liquid than for other securities and therefore the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer's ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions. Any of these factors may negatively impact the price of municipal bonds held by the Trusts and would therefore impact the price of both the Bonds and the Units.

Acts of terrorism and any resulting damage may not be covered by insurance on the bonds. Issuers of the bonds may therefore be at risk of default due to losses sustained as a result of terrorist activities.

Alternative Minimum Tax. While distributions of interest from a Trust are generally exempt from federal income taxes, a portion of such interest from certain revenue bonds held by the Trusts may be taken into account in computing the alternative minimum tax.

Legislation/Litigation. From time to time, various legislative initiatives are proposed which may have a negative impact on the prices of certain of the municipal bonds represented in a Trust. In addition, litigation regarding any of the issuers of the municipal bonds, such as litigation affecting the validity of certain municipal bonds or the tax-free nature of the interest thereon, may negatively impact the value of these Bonds. While we are unaware of any current legislation or litigation which could adversely affect the Bonds or their issuers, we cannot predict what impact any future legislation or litigation will have on the value of the Bonds or of the issuers.

                      Return Figures

The Current and Long-Term Returns set forth in the "Summary of Essential Information" in Part One of this prospectus are estimates and are designed to be comparative rather than predictive. We cannot predict your actual return, which will vary with Unit price, how long you hold your investment and with changes in the portfolio, interest income and expenses. In addition, neither rate reflects the true return you will receive, which will be lower, because neither includes the effect of certain delays in distributions. Estimated Current Return equals the estimated annual interest income to be received from the Bonds less estimated annual Trust expenses, divided by the Public Offering Price per Unit (which includes the initial sales charge). Estimated Long-Term Return is a measure of the estimated return over the estimated life of a Trust and is calculated using a formula which (1) factors in the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Bonds, and
(2) takes into account a compounding factor, the sales charge and expenses. Unlike Estimated Current Return, Estimated Long-Term Return reflects maturities, discounts and premiums of the Bonds in the Trust. We will provide you with estimated cash flows for your Trust at no charge upon your request.

                      Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

- The aggregate underlying value of the Bonds;

- The amount of any cash in the Interest and Principal Accounts;

- Net interest accrued but unpaid on the Units after the First
Settlement Date to the date of settlement; and

- The sales charge.

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" in Part One of this prospectus due to various factors, including fluctuations in the prices of the Bonds, changes in the value of the Interest and/or Principal Accounts and the accrual of interest on the Bonds.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Accrued Interest.

Accrued interest represents unpaid interest on a bond from the last day it paid interest. Interest on the Bonds generally is paid semiannually, although the Trusts accrue such interest daily. Because a Trust always has an amount of interest earned but not yet collected, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. You will receive the amount, if any, of accrued interest you paid for on the next distribution date. In addition, if you sell or redeem your Units you will be entitled to receive your proportionate share of accrued interest from the purchaser of your Units.

Sales Charges.

The maximum sales charge is determined based upon the number of years remaining to the maturity of each Bond in a Trust. For purposes of computation, Bonds will be deemed to mature either on their expressed maturity dates, or an earlier date if: (a) they have been called for redemption or funds have been placed in escrow to redeem them on an earlier call date; or (b) such Bonds are subject to a "mandatory tender." The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the Bonds.

See Part Three "Public Offering" for additional information for each Trust.

                   Distribution of Units

We intend to qualify Units of the Trusts for sale as listed in Part Three "Distribution of Units." All Units will be sold at the then current Public Offering Price.

The Sponsor compensates intermediaries, such as broker/dealers and banks, for their activities that are intended to result in sales of Units of a Trust. This compensation includes dealer concessions described in the following section and may include additional concessions and other compensation and benefits to broker/dealers and other intermediaries.

Dealer Concessions.

Dealers will receive concessions on the sale of Units in the amounts set forth in Part Three of this prospectus. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Other Compensation and Benefits to Broker/Dealers.

The Sponsor, at its own expense and out of its own profits, currently provides additional compensation and benefits to broker/dealers who sell shares of Units of this Trust and other First Trust products. This compensation is intended to result in additional sales of First Trust products and/or compensate broker/dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of First Trust products by the intermediary or its agents, the placing of First Trust products on a preferred or recommended product list, access to an intermediary's personnel, and other factors. The Sponsor makes these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of Unit sales among an intermediary's representatives or offices, obtaining shelf space in broker/dealer firms and similar activities designed to promote the sale of the Sponsor's products. The Sponsor makes such payments to a substantial majority of intermediaries that sell First Trust products. The Sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating Unit sales, such as the costs of developing or purchasing trading systems to process Unit trades. Payments of such additional compensation described in this and the preceding paragraph, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend a First Trust product, including the Trust, over products offered by other sponsors or fund companies. These arrangements will not change the price you pay for your Units.

Advertising and Investment Comparisons.

Advertising materials regarding the Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how the Trust operates;

Page 4

how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in the Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of the Trust (which may show performance net of the expenses and charges the Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable or tax-exempt investments such as the securities comprising various investment indices, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. The investment characteristics of the Trust, which are described more fully elsewhere in this prospectus, differ from other comparative investments. You should not assume that these performance comparisons will be representative of the Trust's future performance.

                   The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit of a Trust less any reduced sales charge as stated in Part Three of this prospectus. In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                   The Secondary Market

Although not obligated, we intend to maintain a market for the Units and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees, Trustee costs to transfer and record the ownership of Units and costs incurred in annually updating each Trust's registration statement. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

                   How We Purchase Units

The Trustee will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units that we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                   Expenses and Charges

The estimated annual expenses of each Trust are set forth under "Summary of Essential Information" in Part One of this prospectus. If actual expenses of a Trust exceed the estimate, that Trust will bear the excess, other than for excess annual audit costs. The Trustee will pay operating expenses of a Trust from the Income Account of such Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

First Trust Advisors L.P., an affiliate of ours, acts as Portfolio Supervisor and will be compensated for providing portfolio supervisory services as well as bookkeeping and other administrative services to a Trust. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of a Trust. As Sponsor, we will receive brokerage fees when a Trust uses us (or an affiliate of ours) as agent in buying or selling Bonds. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating a Trust's registration statement yearly are chargeable to the Trust. As authorized by the Indenture, the Trustee may employ a subsidiary or affiliate of the Trustee to act as broker to execute certain transactions for a Trust. The Trusts will pay for such services at standard commission rates.

The fees payable to the Portfolio Supervisor, Evaluator and Trustee are based on the largest aggregate number of Units of the Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fees paid to us or our affiliate for providing services to all unit investment trusts be more than the actual cost of providing such services in such year.

In addition to a Trust's operating expenses and those fees described above, each Trust may also incur the following charges:

- License fees payable by a Trust for the use of certain trademarks and trade names associated with such Trust, if any;

- All legal and annual auditing expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust;

- Foreign custodial and transaction fees, if any; and/or

- All taxes and other government charges imposed upon the Bonds or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on each Trust. We cannot guarantee that interest income on the Bonds will be sufficient to meet any or all expenses of a Trust. If there is not enough cash in the Interest or Principal Accounts of a Trust, the Trustee has the power to sell Bonds to make cash available to pay these charges. These sales may result in capital gains or losses to the Unit holders. See "Tax Status."

Each Trust will be audited annually. We will bear the cost of these annual audits to the extent the costs exceed $0.50 per Unit. Otherwise, each Trust will pay for the audit. You may request a copy of the audited financial statements from the Trustee.

               Why and How the Insured Trusts are Insured

The following discussion is applicable only to the Insured Trusts. The bonds in the portfolio of an Advantage Trust are not insured by insurance obtained by the Trust.

The Bonds in the portfolio of an Insured Trust are insured as to the scheduled payment of interest and principal. This insurance is evidenced either by policies obtained by each Insured Trust from Financial
Guaranty Insurance Company ("Financial Guaranty" or "FGIC"), a New York company, or Ambac Assurance Corporation ("Ambac Assurance" or "Ambac"), a Wisconsin company (FGIC and Ambac are referred to together herein as the "Portfolio Insurers"), or insurance policies as to the payment of principal and interest on the Bonds may instead have been obtained by the Bond issuer, the underwriters, the Sponsor or others prior to the Initial Date of Deposit directly from Financial Guaranty, Ambac
Assurance or other insurers (the "Preinsured Bonds"). The insurance policy obtained by each Insured Trust is noncancellable and will continue in force for such Trust so long as such Trust is in existence, the insurer is in business and the Bonds described in the policy continue to be held by such Trust (see "Portfolio" for each Insured Trust). The terms governing outstanding and existing policies remain effective regardless of whether the insurer changes its name or sells its assets. Nonpayment of premiums on the policy obtained by each Insured Trust will not result in the cancellation of insurance, but will permit Financial Guaranty and/or Ambac Assurance to take action against the Trustee to recover the premium payments due; the Trustee would then be entitled to obtain such premium payments from the Trust. Premium rates for each issue of Bonds protected by the policy obtained by each Insured Trust are fixed for the life of such Trust. The premium for any Preinsured Bonds has been paid in advance by the Bond issuer, the underwriters, the Sponsor or others and any such policy or policies are noncancellable and will continue in force so long as the Bonds so insured are outstanding and the insurer and/or insurers thereof remain in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy, or if the rating assigned to such insurer deteriorates, Financial Guaranty and/or Ambac Assurance has no obligation to insure any issue adversely affected by either of the above described events. A monthly premium is paid by each Insured Trust for the insurance obtained by such Trust, which is payable from the interest income received by such Trust. In the case of Preinsured Bonds, no premiums for insurance are paid by the Insured Trust.

Under the provisions of the aforementioned insurance, the Portfolio Insurers unconditionally and irrevocably agree to pay their respective agents (the "Fiscal Agent"), that portion of the principal of and interest on the Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Bonds. The term "due for payment" means, when referring to the principal of a Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any other earlier date on which payment is due by reason of call for redemption, acceleration or other advancement of maturity (except as provided below). When referring to interest on a Bond, the term "due for payment" means the stated date for payment of interest. "Due for payment" also means, when referring to the principal of such Bond, the date on which such Bond has been called for mandatory redemption as a result of the interest on such Bond having been determined to be subject to Federal income taxation, and shall also mean when referring to interest on such Bond, the accrued interest at the rate provided in such documentation to the date on which such Bond has been called for such mandatory redemption, together with any applicable redemption premium. With the exception of Financial Guaranty, the term "due for payment" will not include, with referring to either the principal of a Bond or the interest on a Bond, any acceleration of payment.

The Portfolio Insurers will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which the Portfolio Insurers shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Fiscal Agent of
(i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in the Portfolio Insurers. Upon such disbursement, the Portfolio Insurers shall become the owner of the Bond, appurtenant coupon or right to payment of principal or interest on such Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment thereof.

Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a Bond covered under a policy obtained by an Insured Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance only if upon such exercise the Insured Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Bonds were sold on an uninsured basis. The insurance premium with respect to each Bond eligible for Permanent Insurance is determined based upon the insurability of each Bond as of the Initial Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond.

There have been a number of recent developments with respect to ratings actions impacting insurance companies by the rating agencies, Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings Ltd. ("Fitch"). In light of the ongoing nature of ratings actions or announcements by the rating agencies, you should consult announcements by the rating agencies, the websites of the rating agencies and the websites of the Portfolio Insurers for the then current publicly available information. These ratings actions have had a significant impact on the Portfolio Insurers', and other bond insurers', ability to compete in the financial guarantee business.

Financial Guaranty Insurance Company. Financial Guaranty is a wholly owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation had been a subsidiary of General Electric Capital Corporation ("GE Capital") until 2003 when an investor group consisting of the Blackstone Group L.P., affiliates of the Cypress Group L.L.C. and affiliates of CIVC Partners L.P. (collectively, the "Investor Group") completed an acquisition of the Corporation. Neither the Corporation, GE Capital, nor any member of the Investor Group is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of December 31, 2007, Financial Guaranty had admitted assets of approximately $6.3 billion, total liabilities of approximately $5.5 billion and statutory-based surplus of $260,909. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 125 Park Avenue, New York, New York 10017, Attention: Communications Department (telephone number: 212-312-
3000) or to the New York State Insurance Department at 25 Beaver Street,

New York, New York 10004-2319, Attention: Financial Condition
Property/Casualty Bureau (telephone number: 212-480-5187).

As of July 2008, Financial Guaranty was rated "BB" with a negative outlook by Standard & Poor's; "B1" with a negative outlook by Moody's; and "BBB" with a negative outlook by Fitch. Prior to January 2008, Financial Guaranty was rated "AAA," "Aaa" and "AAA" by Standard & Poor's, Moody's and Fitch, respectively.

The information relating to Financial Guaranty contained above has been furnished by such corporation. The financial information contained herein with respect to such corporation is unaudited but appears in reports or other materials filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof.

Ambac Assurance Corporation. Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation ("Ambac Assurance"). Ambac Assurance is a Wisconsin-domiciled guarantor of public finance and structured finance obligations regulated by the Office of the Commissioner of Insurance of the State of Wisconsin. It is the principal financial guarantee subsidiary of Ambac Financial Group, Inc., a holding company incorporated in the state of Delaware and headquartered in New York. As of December 31, 2007, Ambac Assurance had admitted assets of $10,791,563,779 (unaudited) and statutory capital of $6,409,344,000 (unaudited). Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve.

Ambac Financial Group, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can be obtained from the public reference facilities at prescribed rates. In addition, the aforementioned material may also be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Ambac Financial Group, Inc.'s common stock is listed on the NYSE. Additionally, these reports, proxy statements and other information can be obtained from the SEC's website at http://www.sec.gov, the company's website at www.ambac.com, from the company's administrative offices. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, New York, New York, 10004 and (212) 668-0340.

The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

As of July 2008, Ambac Assurance was rated "AA" with a negative outlook by Standard & Poor's, "Aa3" with a negative outlook by Moody's and was not rated by Fitch. Prior to January 2008, Ambac Assurance was rated "AAA," "Aaa" and "AAA" by Standard & Poor's, Moody's and Fitch, respectively.

In December 1997, all of the outstanding shares of Construction Loan Insurance Corporation, which owned all of the outstanding shares of Connie Lee Insurance Company, were merged into Connie Lee Holdings, Inc. ("Connie Lee"). Connie Lee is a wholly owned subsidiary of Ambac
Assurance.

In July 2008, Ambac Financial Group, Inc. had discussions with the Office of the Commissioner of Insurance in Wisconsin about providing Connie Lee with additional funding. Under its proposal, Ambac Assurance would contribute approximately $850 million to Connie Lee in order to bring Connie Lee's total capital to more than $1 billion. Ambac Assurance is hopeful this contribution would result in a "AAA" rating from Standard & Poor's for Connie Lee. As of July 2008, Connie Lee is rated "AA" with a negative outlook by Standard & Poor's.

In determining whether to insure bonds, Financial Guaranty and/or Ambac Assurance has applied its own standards which are not necessarily the same as the criteria used in regard to the selection of Bonds by the Sponsor. This decision is made prior to the Initial Date of Deposit, as bonds not covered by such insurance are not deposited in an Insured Trust, unless such bonds are Preinsured Bonds. The insurance obtained by an Insured Trust covers Bonds deposited in such Trust and physically delivered to the Trustee in the case of bearer Bonds or registered in the name of the Trustee or its nominee or delivered along with an assignment in the case of registered Bonds or registered in the name of the Trustee or its nominee in the case of Bonds held in book-entry form. Contracts to purchase Bonds are not covered by the insurance obtained by an Insured Trust although Bonds underlying such contracts are covered by insurance upon physical delivery to the Trustee.

Insurance obtained by each Insured Trust or by the Bond issuer, the underwriters, the Sponsor or others does not guarantee the market value of the Bonds or the value of the Units of such Trust. The insurance obtained by an Insured Trust is effective only as to Bonds owned by and held in such Trust. In the event of a sale of any such Bond by the

Trustee, the insurance terminates as to such Bond on the date of sale. In the event of a sale of a Bond insured by an Insured Trust, the Trustee has the right to obtain Permanent Insurance upon the payment of an insurance premium from the proceeds of the sale of such Bond. Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance obtained by an Insured Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default. The value of the insurance will be equal to the difference between (i) the market value of a Bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) and (ii) the market value of such Bonds not covered by Permanent Insurance. See "Public Offering-How is the Public Offering Price Determined?" in Part two of this prospectus for a more complete description of the Evaluator's method of valuing defaulted Bonds and Bonds which have a significant risk of default. Insurance on a Preinsured Bond is effective as long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

A contract of insurance obtained by an Insured Trust and the negotiations in respect thereof represent the only relationship between Financial Guaranty and/or Ambac Assurance and the Trust. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof, nor Ambac Assurance nor its parent, Ambac, Inc., or any affiliate thereof has any significant relationship, direct or indirect, with the Trust or the Sponsor, except that the Sponsor has in the past and may from time to time in the future, in the normal course of its business, participate as sole underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds in which the investors or the affiliates of FGIC Corporation and/or Ambac Inc. have or will be participants or for which a policy of insurance guaranteeing the scheduled payment of interest and principal has been obtained from Financial Guaranty and/or Ambac Assurance. Neither a Trust nor the Units of a Trust nor the portfolio of such Trust is insured directly or indirectly by FGIC Corporation and/or Ambac, Inc.

MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company incorporated in Connecticut. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York. In 2007, MBIA restructured its principal European subsidiaries, resulting in its United Kingdom subsidiary acquiring its French subsidiary. Also in 2007, MBIA incorporated a new subsidiary in Mexico to write financial guarantee insurance in Mexico.

Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance company, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA.

In 1989 MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company ("BIG"), now known as MBIA Insurance Corp. of Illinois ("MBIA Illinois"). Through a reinsurance agreement, MBIA Illinois has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured MBIA Illinois's net outstanding exposure.

As of December 31, 2007, MBIA had admitted assets of approximately $15.4 billion (audited), total liabilities of approximately $11.4 billion, and statutory capital of approximately $6.3 billion determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545, and its website is http://www.mbia.com.

As of July 2008, MBIA was rated "AA" with a negative outlook by Standard & Poor's, "A2" with a negative outlook by Moody's and was not rated by Fitch. Prior to June 2008, MBIA was rated "AAA" by Standard and Poor's and "Aaa" by Moody's. Fitch lowered its rating of MBIA in April 2008 from "AAA" and ceased rating MBIA in June 2008.

In the event MBIA were to become insolvent, any claims arising under a policy of financial guaranty insurance are excluded from coverage by the California Insurance Guaranty Association, established pursuant to

Article 14.2 (commencing with Section 1063) of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

Financial Security Assurance. Financial Security Assurance Inc.
("Financial Security") is headquartered in New York and is the principal insurance company subsidiary of its parent, Financial Security Assurance Holdings Ltd. ("FSA Holdings"), a New York Stock Exchange listed company. FSA Holdings is primarily engaged in providing financial guaranty insurance on public finance and asset-backed obligations in domestic and international markets.

Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

FSA Holdings is a direct subsidiary of Dexia Holdings, Inc. (``Dexia Holdings''), which, in turn, is owned 90% by Dexia Credit Local S.A. (``Dexia Credit Local'') and 10% by Dexia S.A. (``Dexia''). Dexia is a Belgian corporation whose shares are traded on the NYSE Euronext Brussels and NYSE Euronext Paris markets, as well as on the Luxembourg Stock Exchange. Dexia Credit Local is a wholly owned subsidiary of Dexia. At March 31, 2008, Dexia Holdings owned over 99% of outstanding FSA Holdings shares; the only other holders of FSA Holdings common stock were certain current and former directors of FSA Holdings who owned shares of FSA Holdings common stock or economic interests therein under the Company's Director Share Purchase Program.

As of December 31, 2007, the admitted assets were approximately $4.3 billion (unaudited) and total policyholders' surplus and contingency reserves, respectively, of Financial Security were, in accordance with statutory accounting principles, approximately $1.6 billion (unaudited) and $776 million (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York, 10022, Attention Communications Department, or on its website as http://www.fsa.com. Financial Security's telephone number is (212) 826-0100.

Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit the obligations of Financial Security under any financial guaranty insurance policy.

As of July 2008, Financial Security was rated "AAA" with a stable outlook by Standard & Poor's; "Aaa" with a downward credit watch by Moody's; and "AAA" with a stable outlook by Fitch.

An objective of portfolio insurance obtained by an such Insured Trust is to obtain a higher yield on the Bonds in the portfolio of such Trust than would be available if all the Bonds in such portfolio had the Standard & Poor's "AAA" and/or Moody's Investors Service, Inc. "Aaa" rating(s) and at the same time to have the protection of insurance of scheduled payment of interest and principal on the Bonds. There is, of course, no certainty that this result will be achieved. Bonds in a Trust for which insurance has been obtained by a Bond issuer, the underwriters, the Sponsor or others (all of which were rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's Investors Service, Inc.) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's Investors Service, Inc. In selecting Bonds for the portfolio of each Insured Trust, the Sponsor has applied the criteria herein before described.

                        Tax Status

Federal Tax Status.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences. This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Assets of the Trust. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their value on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011.

For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000, with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

Discount, Accrued Interest and Premium.

Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price the Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when the Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

Alternatively, some Bonds may have been purchased by you or the Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When the Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes, you must take into account your full pro rata share of the Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

Foreign, State and Local Taxes.

Based on the advice of special counsel to the Trusts for New York tax matters, under the then existing income tax laws of the State and City of New York, your Trust would not be taxed as a corporation, and the income of your Trust would be treated as the income of the Unit holders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

                  Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. It is your responsibility to notify the Trustee when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with your signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send you:

- A written initial transaction statement containing a description of the Trust;

- A list of the number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee will provide you with a statement detailing the per Unit amount of interest (if any) distributed. After the end of each calendar year, the Trustee will provide you with the following information:

- The amount of interest received by your Trust less deductions for payment of applicable taxes, fees and Trust expenses, redemption of Units and the balance remaining on the last business day of the calendar year;

- The dates Bonds were sold and the net proceeds received from such sales less deduction for payment of applicable taxes, fees and Trust expenses, redemption of Units and the balance remaining on the last business day of the calendar year;

- The Bonds held and the number of Units outstanding on the last business day of the calendar year;

- The Redemption Price per Unit on the last business day of the calendar year; and

- The amounts actually distributed during the calendar year from the Interest and Principal Accounts, separately stated.

You may request from the Trustee copies of the evaluations of the Bonds as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

                  Interest and Principal
                       Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit interest received on your Trust's Bonds to the Interest Account of such Trust. All other receipts, such as return of capital, are credited to the Principal Account of your Trust.

The Trustee will distribute an amount substantially equal to your pro rata share of the balance of the Interest Account calculated on the basis of one-twelfth (one-half in the case of Unit holders electing semi-annual distributions) of the estimated annual amount of interest received in the Income Account after deducting estimated expenses on or near the Distribution Dates to Unit holders of record on the preceding Distribution Record Date. See "Summary of Essential Information" in Part One of this prospectus for your Trust. Because interest is not received by a Trust at a constant rate throughout the year, the distributions you receive may be more or less than the amount credited to the Interest Account as of the Distribution Record Date. In order to minimize fluctuations in distributions, the Trustee is authorized to advance such amounts as may be necessary to provide distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds in the Interest Account at the next
Distribution Record Date. The Trustee will distribute amounts in the Principal Account on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

You will receive interest distributions monthly unless you elect to receive them semi-annually. Your plan of distribution will remain in effect until changed. The Trustee will provide you with information on how to change your distribution election.

Within a reasonable time after your Trust is terminated you will receive the pro rata share of the money from the disposition of the Bonds.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of the Trust.

Universal Distribution Option. You may elect to have your principal and interest distributions automatically distributed to any other investment vehicle of which you have an existing account. If you elect this option, the Trustee will notify you of each distribution made pursuant to this option. You may elect to terminate your participation at any time by notifying the Trustee in writing.

Distribution Reinvestment Option. You may elect to have your interest and/or principal distributions from your Trust automatically reinvested in shares of certain Oppenheimer Tax-Exempt Bond Funds. Oppenheimer Management Corporation is the investment advisor of each of these funds which are open-end, diversified management investment companies. The objectives and policies of each of these funds, which differ from your Trust, are described in their prospectuses. If you wish to participate in this reinvestment option you should contact the Trustee which will send you the prospectus for each fund along with a form by which you may elect to participate. After you have made the election, each distribution of interest and/or principal on your Units will be automatically used to purchase shares (or fractions thereof) of the fund you selected without a sales charge. You may elect, at any time, to terminate your participation in the Distribution Reinvestment Option and receive future distributions in cash by notifying the Trustee in writing.

You should remember that even if distributions are reinvested through the Universal Distribution Option or the Distribution Reinvestment Option they are still treated as distributions for income tax purposes.

                   Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at its unit investment trust office. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee. In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to transaction fees. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing interest will be withdrawn from the Interest Account of your Trust if funds are available for that purpose, or from the Principal Account. All other amounts paid on redemption will be taken from the Principal Account of the Trust.

The IRS requires the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN, as generally discussed under "Income and Capital Distributions."

The Trustee may sell Bonds to make funds available for redemption. If Bonds are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Bonds were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Bonds not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Interest and Principal Accounts of a Trust not designated to purchase Bonds;

2. the aggregate value of the Bonds held in a Trust; and

3. accrued interest on the Bonds; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of a Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of a Trust, if any;

4. cash held for distribution to Unit holders of record of a Trust as of the business day before the evaluation being made; and

5. other liabilities incurred by a Trust; and

dividing

1. the result by the number of outstanding Units of a Trust.

                Removing Bonds from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Bond in certain limited circumstances, including situations in which:

- The issuer of the Bond has defaulted in the payment of principal or interest on the Bond;

- Any action or proceeding seeking to restrain or enjoin the payment of principal or interest on the Bond has been instituted;

- The issuer of the Bond has breached a covenant which would affect the payment of principal or interest on the Bond, the issuer's credit standing, or otherwise damage the sound investment character of the Bond;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

-  The Bond is the subject of an advanced refunding;

- Such factors arise which, in our opinion, adversely affect the tax or exchange control status of the Bond; or

- The price of the Bond has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Bond would be harmful to a Trust.

If a Bond defaults in the payment of principal or interest and no provision for payment is made, the Trustee must notify us of this fact within 30 days. If we fail to instruct the Trustee whether to sell or hold the Bond within 30 days of our being notified, the Trustee may, in its discretion, sell any defaulted Bonds and will not be liable for any depreciation or loss incurred thereby.

The Trusts may not acquire any bonds or other property other than the Bonds. The Trustee, on behalf of a Trust, will reject any offer for new or exchanged bonds or property in exchange for a Bond, except that we may instruct the Trustee to accept such an offer or to take any other action with respect thereto as we may deem proper if the issuer is in default with respect to such Bonds or in our written opinion the issuer will likely default in respect to such Bonds in the foreseeable future. Any obligations received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Bonds originally deposited in a Trust. We may get advice from the Portfolio Supervisor before reaching a decision regarding the receipt of new or exchange securities or property. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trust to facilitate selling Bonds, exchanged bonds or property from a Trust. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Bonds designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. We will maintain a list with the Trustee of which Bonds should be sold. We may consider sales of units of unit investment trusts which we sponsor in making recommendations to the Trustee on the selection of broker/dealers to execute the Trust's portfolio transactions, or when acting as agent for a Trust in acquiring or selling Bonds on behalf of a Trust.

           Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trusts will terminate on the Mandatory Termination Date as stated in the "Summary of Essential Information" in Part One for each Trust. The Trusts may be terminated earlier:

- Upon the consent of 100% of the Unit holders of a Trust;

- If the value of the Bonds owned by a Trust as shown by any evaluation is less than 20% of the aggregate principal amount of the Bonds deposited in such Trust during the initial offering period
("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to registered account holders which will specify how certificates, if any, should be tendered to the Trustee. For various reasons, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Bonds in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Bonds. Because the Trustee must sell the Bonds within a relatively short period of time, the sale of Bonds as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

You will receive a cash distribution from the sale of the remaining Bonds, along with your interest in the Income and Principal Accounts, within a reasonable time after such Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the Trusts any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

               Description of Bond Ratings*

                 * As published by the rating companies.

Standard & Poor's.

A brief description of the applicable Standard & Poor's rating symbols and their meanings follows:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The bond rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his or her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

Moody's.

A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1 - Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(- - -) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Information on the Sponsor, Trustee and Evaluator

The Sponsor.

We, First Trust Portfolios L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we took over the First Trust product line and act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

The First Trust product line commenced with the first insured unit investment trust in 1974. To date we have deposited more than $105 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of FINRA and the Securities Investor Protection
Corporation. Our principal offices are at 120 East Liberty Drive,
Wheaton, Illinois 60187; telephone number (800) 621-1675. As of
December 31, 2007, the total consolidated partners' capital of First Trust Portfolios L.P. and subsidiaries was $56,998,038 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 813-3074. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee has not participated in selecting the Securities for the Trusts; it only provides administrative services.

Limitations of Liabilities of Sponsor and Trustee.

Neither we nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Bonds are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Bonds which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trusts; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

Prior to August 14, 2006, the Evaluator was Securities Evaluation Service, Inc. The Evaluator for Trusts deposited subsequent to August 14, 2006, is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The Evaluator's address is 120 East Liberty Drive, Wheaton, Illinois 60187.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

                     Other Information

Legal Opinions.

Our counsel is Chapman and Cutler LLP, 111 W. Monroe St., Chicago, Illinois 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn LLP, 2 Wall Street, New York, New York 10005, acted as counsel for JPMorgan Chase Bank, as well as special New York tax counsel for the Trusts. Carter, Ledyard & Milburn LLP acts as counsel for The Bank of New York Mellon, which succeeded JPMorgan Chase Bank as Trustee of the Trusts on June 24, 2004.

Experts.

The financial statements of the Trusts for the periods set forth in and included as part of Part One of this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

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Page 23


                             First Trust(R)




                     THE FIRST TRUST COMBINED SERIES
                               Prospectus
                                Part Two

                                Sponsor:

                       First Trust Portfolios L.P.
                       Member SIPC o Member FINRA
                          120 East Liberty Drive
                         Wheaton, Illinois 60187
                              1-800-621-1675

                                Trustee:

                       The Bank of New York Mellon

                           101 Barclay Street
                        New York, New York 10286
                             1-800-813-3074
                          24-Hour Pricing Line:
                             1-800-446-0132

  This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange
                Commission in Washington, D.C. under the:

- Securities Act of 1933 (file no. set forth in Part One for each Trust) and

- Investment Company Act of 1940 (file no. 811-2541)

  Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information regarding the operation of the Securities and Exchange Commission's Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-
                                  8090.

 Information about the Trusts is available on the EDGAR Database on the
          Securities and Exchange Commission's Internet site at
                           http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Securities and
                        Exchange Commission
                     100 F Street, N.E.
                     Washington, D.C. 20549
     e-mail address: publicinfo@sec.gov

                              July 31, 2008

     PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

Page 24


                             First Trust(R)

                   The First Trust(R) Combined Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of the unit investment trust contained in The First Trust Combined Series not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that you should consider before investing in the Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.

This Information Supplement is dated November 28, 2008. Capitalized terms have been defined in the prospectus.

                            Table of Contents

Municipal Bonds                                                1
   Healthcare Revenue Bonds                                    1
   Single Family Mortgage Revenue Bonds                        1
   Multi-Family Mortgage Revenue Bonds                         2
   Water and Sewerage Revenue Bonds                            2
   Electric Utility Revenue Bonds                              2
   Lease Obligation Revenue Bonds                              3
   Industrial Revenue Bonds                                    3
   Transportation Facility Revenue Bonds                       3
   Educational Obligation Revenue Bonds                        3
   Resource Recovery Facility Revenue Bonds                    4
   Discount Bonds                                              4
   Original Issue Discount Bonds                               4
   Zero Coupon Bonds                                           4
   Premium Bonds                                               4

Municipal Bonds.

Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. Other bonds in the funds may be revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in the funds, both within a particular classification and between classifications, depending on numerous factors. A description of certain types of revenue bonds follows.

Healthcare Revenue Bonds. Certain of the bonds may be healthcare revenue bonds. Ratings of bonds issued for healthcare facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Single Family Mortgage Revenue Bonds. Certain of the bonds may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under
Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Multi-Family Mortgage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation the New York City Housing Development Corporation, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992.

Water and Sewerage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Electric Utility Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest on such bonds.

Lease Obligation Revenue Bonds. Certain of the bonds may be lease obligations issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the governmental authorities are financing vehicles created solely for the construction of buildings (schools, administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the "lessee"). Thus, these obligations are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the obligations. Lease obligations are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These obligations are also subject to construction and abatement risk in many states-rental obligations cease in the event that delays in building, damage, destruction or condemnation of the project prevents its use by the lessee. In these cases, insurance provisions designed to alleviate this risk become important credit factors. In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the re-letting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called "substitution safeguard," which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate, even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

Industrial Revenue Bonds. Certain of the bonds may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a complete restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness, which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or affected. The IRBs in a fund may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other bonds in the funds prior to the stated maturity of such bonds.

Transportation Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Educational Obligation Revenue Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the funds. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Resource Recovery Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in the funds prior to the stated maturity of the Bonds.

Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the funds were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

Original Issue Discount Bonds. Certain of the bonds may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the bonds approach maturity.

Zero Coupon Bonds. Certain of the original issue discount bonds may be zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero coupon bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond.

Premium Bonds. Certain of the bonds may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased by the fund were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value.

                          Colorado Trust Series

                   The First Trust(R) Combined Series

PROSPECTUS                                    NOTE: THIS PART THREE PROSPECTUS
Part Three                                               MAY ONLY BE USED WITH
Dated June 30, 2009                                      PART ONE AND PART TWO

Each Trust invests in a portfolio of tax-exempt municipal bonds issued by or on behalf of the State of Colorado (the "Bonds"). Each Trust seeks to provide investors with income exempt from federal and Colorado income tax and to preserve capital.

  All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             First Trust(R)

                             1-800-621-1675

                        Portfolios

Objectives.

Each Trust's objectives are to provide investors with income exempt from federal and Colorado income tax and to preserve capital by investing in tax-exempt municipal bonds issued by or on behalf of the State of Colorado.

There is no assurance that the objectives of a Trust will be achieved. See "Risk Factors" for a discussion of the risks of investing in the Trusts.

                     Estimated Returns

The Estimated Current and Long-Term Returns are estimates and are designed to be comparative rather than predictive. We cannot predict your actual return, which will vary with Unit price, how long you hold your investment and with changes in the portfolio, interest income and expenses. In addition, neither rate reflects the true return you will receive, which will be lower, because neither includes the effect of certain delays in distributions with respect to when the Securities pay interest and when distributions are paid by the Trust. Estimated Current Return equals the estimated annual interest income to be received from the Bonds less estimated annual Trust expenses, divided by the Public Offering Price per Unit (which includes the initial sales charge). Estimated Long-Term Return is a measure of the estimated return over the estimated life of a Trust and is calculated using a formula which (1) factors in the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Bonds, and (2) takes into account a compounding factor, the sales charge and expenses. Unlike Estimated Current Return, Estimated Long-Term Return reflects maturities, discounts and premiums of the Bonds in the Trusts. We will provide you with estimated cash flows for your Trust at no charge upon your request.

                       Risk Factors

Current Economic Conditions. In December 2008, the National Bureau of Economic Research officially announced that the U.S. economy has been in a recession since December 2007. This announcement came months after U.S. stock markets entered bear market territory after suffering losses of 20% or more from their highs of October 2007. This recession began with problems in the housing and credit markets, many of which were caused by defaults on "subprime" mortgages and mortgage-backed securities, eventually leading to the failures of some large financial institutions. Economic activity has now declined across all sectors of the economy, and the United States is experiencing increased unemployment. The current economic crisis has affected the global economy with European and Asian markets also suffering historic losses. Due to the current state of the economy, the value of the Securities held by the Trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis; however, the impact of these measures is not yet known and cannot be predicted.

The markets for credit instruments, including municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Liquidity in the municipal bond market (the ability to buy and sell bonds readily) has been reduced. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities. In addition, during 2008, several major dealers of municipal bonds exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of a Trust's Securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. During times of reduced market liquidity, such as at the present, a Trust may not be able to sell Securities readily at prices reflecting the values at which the Securities are carried on a Trust's books. Sales of large blocks of securities by market participants, such as the Trust, that are seeking liquidity can further reduce security prices in an illiquid market.

In response to the current national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws.

Municipal Securities. The Trusts invest in tax-exempt municipal bonds. Municipal bonds are debt obligations issued by states or political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity, an event which is more likely to occur when interest rates fall. In such an occurrence, you may not be able to reinvest the money you receive in other bonds that have as high a yield or as long a maturity.

Many municipal bonds are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from bond proceeds that may affect the exemption of interest on such bonds from federal income taxation. The market for municipal bonds is generally less liquid than for other securities and therefore the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer's ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions. Any of these factors may negatively impact the price of municipal bonds held by a Trust and would therefore impact the price of both the Securities and the Units. The current economic downturn is negatively affecting towns, counties and school districts across the nation. In recognition of this fact, Moody's recently assigned a negative outlook to the creditworthiness of all local governments in the United States.

Acts of terrorism and any resulting damage may not be covered by insurance on the bonds. Issuers of the bonds may therefore be at risk of default due to losses sustained as a result of terrorist activities.

Educational Obligation Revenue Bonds. Because more than 25% of the portfolios of certain Trusts are invested in bonds which are payable from and secured by revenues derived from the operation of schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments, those Trusts are considered to be concentrated in educational obligation revenue bonds. A portfolio concentrated in a single industry may present more risks than a portfolio which is broadly diversified over several industries. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trust. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Transportation Facility Revenue Bonds. Colorado Insured Series 17 is considered to be concentrated in transportation facility revenue bonds. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Colorado. Because the Trusts are also concentrated in the bonds of issuers located in the State of Colorado, there may be more risk than if the bonds were issued by issuers located in several states. The financial condition of Colorado is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls. A somewhat ambiguous Constitutional Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The economy of the State continues to be dependent on tourism and its position as a transportation hub. These sectors tend to be cyclical. In addition, the State is party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

Discount Bonds. Discount bonds are bonds which have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. The market discount on previously issued bonds will increase when interest rates for newly issued comparable bonds increase and decrease when such interest rates fall, other things being equal. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Tax Status."

Original Issue Discount Bonds. A percentage of the Securities are considered original issue discount bonds. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. The Trust may also pay a premium when it buys a bond, even a bond issued with original issue discount. The Trust may be required to amortize the premium over the term of the bond and reduce its basis for the bond even though it does not get any deduction for the amortization. Therefore, sometimes the Trust may have a taxable gain when it sells a bond for an amount equal to or less than its original tax basis.

Premium Bonds. Premium bonds are bonds which have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in the Trust were higher than the current market interest rates for newly issued bonds of comparable rating and type. The current returns of such bonds are initially higher than the current returns of comparable bonds issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemptions are more likely to occur at times when the bonds have an offering side valuation which represents a premium over par, or for original issue discount bonds, a premium over the accreted value. To the extent that the Securities were deposited in the Fund at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. The Trust may be required to sell zero coupon bonds prior to maturity (at their current market price which is likely to be less than their par value) in order to pay expenses of the Trust or in case the Trust is terminated. See "Removing Securities from the Trust" and "Amending or Terminating the Indenture."

Legislation/Litigation. From time to time, various legislative initiatives are proposed which may have a negative impact on the prices of certain of the municipal bonds represented in a Trust. In addition, litigation regarding any of the issuers of the municipal bonds, such as litigation affecting the validity of certain municipal bonds or the tax-free nature of the interest thereon, may negatively impact the value of these Bonds. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the value of the Bonds or of the issuers.

                      Public Offering

Sales Charge.

The following persons may purchase Units at the Public Offering Price less the applicable dealer concession:

- Employees, officers and directors of the Sponsor, our related companies and dealers.

- Immediate family members of the above (spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons).

                   Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which represent a concession or agency commission of 70% of the then current maximum sales charge.

                    Other Information

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

               Description of Bond Ratings*

                 * As published by the rating companies.

Standard & Poor's.

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings.

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment: capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters.

However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B   An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated "CC" is currently highly vulnerable to nonpayment.

C   A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D   An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Expected Ratings are designated on the "Schedule of Investments" by an "(e)" after the rating code. Expected Ratings are intended to anticipate S&P's forthcoming rating assignments. Expected Ratings are generated by Bloomberg based on sources it considers reliable or established S&P rating practices. Expected Ratings exist only until S&P assigns a rating to the issue.

Moody's Investors Services.

Moody's Long-Term Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Aaa Issuers or issues rated "Aaa" demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated "Aa" demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A   Issuers or issues rated "A" present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa Issuers or issues rated "Baa" represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba Issuers or issues rated "Ba" demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B   Issuers or issues rated "B" demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa Issuers or issues rated "Caa" demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca Issuers or issues rated "Ca" demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C   Issuers or issues rated "C" demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Moody's may append numerical modifiers "1," "2," and "3" to each generic rating category from "Aa" through "Caa." The modifier "1" indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Expected Ratings are designated by an "(e)" after the rating code, and are intended to anticipate Moody's forthcoming rating assignments based on reliable information from third party sources (such as the issuer or underwriter associated with the particular securities) or established Moody's rating practices. Expected Ratings will exist only until Moody's assigns a rating to the instrument.

                             First Trust(R)

                          Colorado Trust Series

                   The First Trust(R) Combined Series

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                                 Sponsor:

                       First Trust Portfolios L.P.

                         120 East Liberty Drive
                         Wheaton, Illinois 60187
                             1-800-621-1675

                                Trustee:

                       The Bank of New York Mellon

                           101 Barclay Street
                        New York, New York 10286
                             1-800-813-3074
                          24-Hour Pricing Line:
                             1-800-446-0132

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

     PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

                             First Trust(R)

                        Colorado Trust Series

                   The First Trust(R) Combined Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of unit investment trusts ("Trusts") contained in the Trusts not found in the prospectus. This Information Supplement is not a prospectus and does not include all of the information you should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.

This Information Supplement is dated June 30, 2009. Capitalized terms have been defined in the prospectus.

                            Table of Contents

Risk Factors                                                   1
   General                                                     2
   Colorado's Economic Outlook                                 2
   Net Assets                                                  3
   Capital Assets and Long-Term Debt Activity                  3
   Revenues and Expenditures                                   3
   Conditions Expected to Affect Future Operations             3
   Major Initiatives                                           4
   Budgetary Controls                                          4
   Debt Management                                             4
   Ratings                                                     4
   Local Issuances                                             4
Concentrations
   Educational Obligation Revenue Bonds                        5
   Transportation Facility Revenue Bonds                       5
Federal Tax-Free Income                                        5
Insurance on the Bonds                                         6

Risk Factors.

Each Colorado Trust will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Colorado. The Trusts are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Colorado obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain National issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, creditworthiness of Colorado obligations of issuers is unrelated to that of obligations of the state itself, and the state has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Colorado obligations or in those obligations of particular Colorado issuers. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

The timely payment of principal of and interest on Colorado obligations has been guaranteed by bond insurance purchased by the issuers or other parties.

Each Colorado Trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

General. Colorado became the thirty-eighth state of the United States of America when it was admitted to the Union in 1876. Its borders encompass 104,247 square miles of the high plains and the Rocky Mountains with elevations ranging from 3,350 to 14,431 feet above sea level. The state's major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services. Given the state's semiarid climate, water resource development, allocation, and conservation are ongoing issues for state management.

The State maintains a separation of powers utilizing three branches of government-executive, legislative, and judicial. The executive branch comprises four major elected officials-Governor, State Treasurer, Attorney General and Secretary of State. Most departments of the State report directly to the Governor; however, the Departments of Treasury, Law and State report to their respective elected officials, and the Department of Education reports to the elected State Board of Education. The elected officials serve four-year terms with a limit on the number of terms limited allowed.

The legislature is bicameral and comprises 35 senators and 65 representatives who are also term limited. It is a citizen legislature whose general session lasts 120 days beginning in January of each year. Special sessions may be called by the Governor at his discretion and are limited to the topics identified by the Governor. The legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant fiscal limitation is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

The Judicial Branch is responsible for resolving disputes within the State, including those between the executive and legislative branches of government, and for supervising offenders on probation. The branch includes the Supreme Court, Court of Appeals, and district and county courts, served by 304 justices and judges in 22 judicial districts across the state (excluding 17 Denver county court judges). Municipal courts are not part of the State system. There are also seven water courts, one in each of the major river basins. The Judicial Branch budget is appropriated by the legislature, and it is funded primarily from general-purpose revenues of the General Fund.

Colorado's Economic Outlook. At the end of Fiscal Year 2007-08, the State economy showed a declining rate of growth. General Fund revenues increased by $192.0 million (2.6%) over the prior year. Inflation adjusted national gross domestic product (GDP) grew at an annual rate of 2.0% in calendar year 2007 and declined by an estimated 0.5% in the third quarter of 2008.

Nationally, the decline in residential investment is a continuing indicator of a significantly depressed housing market with home values declining nationwide. During Fiscal Year 2007-08, the credit markets saw the collapse of the auction rate debt securities market (adversely affecting some Colorado outstanding debt), and shortly after fiscal year-end nearly all credit markets froze, including the municipal bond markets. While the municipal market has currently begun to thaw, other credit markets remain on hold. The root cause of the credit market problem is commonly believed to be the large number of home mortgage defaults caused by home mortgages exceeding home values that declined with the collapse of a long-growing housing bubble. After fiscal year-end the conditions worsened when a general decline in the national economy added job loss as an additional cause for mortgage default. Consumer confidence eroded significantly as the media reported expectations of the worst economic decline since the Great Depression. With the globalization of the world economy, conditions world-wide are similar, and a general constriction in economic activity is affecting most nations. The United States, like other nations, has lowered interest rates and poured large sums of cash into the financial sector and other industries. The effects of these policies are not measurable, but there is little evidence of the economy responding as consumers, businesses, and the financial sector convert investments to cash or government securities in an attempt to ride out the financial storm.

As of June, 2009, $212.8 million from the American Recovery and Reinvestment Act has been spent in Colorado. That includes increased payments for Medicaid services, increased unemployment benefits to laid-off workers, and one-time $250 checks to Social Security recipients. In the next four months, state and local agencies across Colorado expect to receive more than $1 billion through more than two dozen programs. These dollars include $1.2 million for meals to low-income seniors, $7 million in research grants to Colorado University doctors and scientists, and more than $60 million for about 30 drinking water and wastewater improvement projects.

Net Assets. Assets of the State's governmental activities exceeded liabilities by $15,830.2 million, a decrease of $206.8 million as compared to the prior year amount of $16,037.0 million. The decrease was primarily due to a $397.1 million prior period adjustment and a $306.7 million change in accounting principle. Assets of the State's business-type activities exceeded liabilities by $5,127.1 million, an increase of $256.3 million as compared to the prior year amount of $4,870.8 million In total, net assets of the state increased by $49.5 million to $20,957.3 million.

Governmental fund assets exceeded liabilities resulting in total fund balances of $5,312.0 million (prior year $5,012.3 million), of which, $3,701.7 million (prior year $3,409.5 million) was reserved, and the balance of $1,610.3 million (prior year $1,602.8 million) was unreserved. In total, governmental fund balances increased $299.7 million from the prior year due to increases in the Highway User's Tax Fund, the State Education Fund, and in Other Governmental Funds. The unreserved undesignated fund balance of the General Fund (on the GAAP basis) was $0.0 and $95.8 million at June 30, 2008, and June 30, 2007, respectively. In addition (on the GAAP basis), the State was $131.8 million short of the amount of net assets required for the statutorily mandated 4% reserve. The $205.9 million decrease in total the General Fund's balance was primarily the result of appropriated expenditures and transfers-out across several functions that exceeded current year general-purpose revenues and transfers-in. Enterprise Fund assets exceeded liabilities resulting in total net assets of $5,127.1 million (prior year $4,870.8 million), of which, $3,966.9 million (prior year $3,609.9 million), was restricted or invested in capital assets, and the balance of $1,160.2 million (prior year $1,260.9 million) was unrestricted. The total increase of $256.3 million in Enterprise Fund net assets primarily occurred in the Higher Education Institutions and Unemployment Insurance funds.

Capital Assets and Long-Term Debt Activity. The State's investment in capital assets at June 30, 2008, was $16.6 billion ($16.8 billion in Fiscal Year 2006-07). Included in this amount were $5.7 billion of depreciable capital assets net of $3.7 billion of depreciation. Also included was $10.9 billion of land and non-depreciable infrastructure reported under the modified approach. The State added $943.5 million and $942.4 million of capital assets in Fiscal Year 2007-08 and 2006-07, respectively. Of the Fiscal Year 2007-08 additions, $328.6 million was recorded by governmental funds and $614.9 million was recorded by proprietary funds. General-purpose revenues funded $203.9 million of capital and controlled maintenance expenditures during Fiscal Year 2007-08, and the balance of capital asset additions was funded by federal funds, cash funds, or borrowing. The table below provides information on the State's capital assets by asset type for both governmental and business-type activities.

The State's major commitments for capital expenditures are reported in the attached financial statements as fund balances reserved for encumbrances. At June 30, 2008, the State had commitments of $255.1 million in the Capital Projects Fund ($192.6 million in Fiscal Year 2006-
07) and $711.4 million in the Highway Users Tax Fund ($628.5 million in Fiscal Year 2006-07). Certain construction projects of the Higher Education Institutions are not reported in the Capital Projects Fund because they are not subject to appropriation; additionally, commitments for the related capital expenditures are not shown because the enterprise funds do not report a reserve for encumbrances.

Revenues and Expenditures. The State Constitution indirectly limits the rate of spending increases and directly limits the State's ability to retain revenues collected over an amount set by a constitutional amendment commonly known as TABOR (the Taxpayer's Bill of Rights). Revenues in excess of the limit must be refunded to the taxpayers unless otherwise approved by the voters. In the November 2005 election, voters passed Referendum C, which allowed the State to retain revenues in excess of the limit for Fiscal Years 2005-06 through 2009-10. As a result, the $1,169.4 million of revenues in excess of the TABOR limit is not shown as a TABOR Refund Liability on the Fiscal Year 2007-08 financial statements; the $0.7 million shown on the financial statements is the residual amount of a Fiscal Year 2004-05 TABOR refund that was not distributed as of June 30, 2008.

Conditions Expected to Affect Future Operations. The passage of Referendum C in November 2005 relieved significant current year constraints on the state's financial affairs. The most important effect of Referendum C is that refunds of revenues in excess of the TABOR limits will not be paid in the current or following two fiscal years. The Governor's Office of State Planning and Budgeting currently estimates retained revenues of $2,534.1 million for the period from Fiscal Year 2008-09 to 2009-10, which results in a total retained of $6,101.2 million for the five-year period covered by Referendum C.

Per Referendum C, the retained revenues must be expended from the General Fund Exempt account within the General Fund for the purposes dictated in the Referendum. This requirement exists even though the resources related to the excess TABOR revenue may be in other funds from which those resources cannot be removed, such as the Highway Users Tax Fund. As a result, the Legislature's ability to allocate resources of the General Fund is impaired.

An existing statute provides for diversion of a portion of general-purpose sales and use tax revenue to the Highway Fund when other General Fund obligations have been met. Another statute provides that any General Fund Surplus be distributed to the Highway Fund and Capital Projects Fund in a two-thirds and one-third ratio, respectively. These statutes resulted in significant general-purpose revenues of the General Fund being made available to the Highway Fund and Capital Projects Fund. The Governor's Office of State Planning and Budgeting currently estimates that there will be no General Fund Surplus to transfer between Fiscal Years 2008-09 and 2009-10, and that $464.5 million will be credited to the Highway Fund under the required sales and use tax diversion between Fiscal Year 2008-09 and 2011-12.

However, it is important to note that the sales and use tax diversion noted above is contingent upon the General Fund meeting its statutory reserve requirement as projected by the State's legislative economists. The September 20, 2008, estimate did not show the requirement being met and the diversion has been halted as of the end of the first quarter of Fiscal Year 2008-09. The legislative estimates are quarterly and future diversions are dependent upon those forecasts showing that the General Fund obligations, including the statutory reserve, will be met.

Subsequent to the State's fiscal year-end, the credit and liquidity crisis throughout the global financial system has resulted in substantial volatility in the world financial markets and the banking system. As a result, the State's investments and revenue streams may be adversely affected.

Major Initiatives. The General Assembly enacted and the Governor signed a large number of bills during the 2008 legislative session. The main focus of the session from a programmatic perspective was on education, health care/social services, and criminal justice and court issues. Because of the debt, tax, and revenue limitations in the State Constitution, most of the legislation reallocated existing state revenues to different spending patterns rather than creating new revenue streams or new spending programs.

Budgetary Controls. The General Assembly enacts the annual State budget for all ongoing programs, except for federal and custodial funds. New programs are funded for the first time in enabling legislation and are continued through the Long Appropriations Act in future periods. For the most part, appropriations lapse at the end of the fiscal year unless extenuating circumstances cause the State Controller to approve an appropriation roll-forward. Capital construction appropriations are normally effective for three years.

In developing the State's accounting system, consideration has been given to the adequacy of internal accounting controls. Internal accounting controls are designed to provide reasonable, but not absolute, assurance regarding the safeguarding of assets against loss from unauthorized use or disposition. Those controls also assure the reliability of financial records for preparing financial statements and maintaining the accountability for assets. The concept of reasonable assurance recognizes that the cost of a control should not exceed the benefits likely to be derived from that control. The evaluation of costs and benefits requires estimates and judgments by management. All internal control evaluations occur within this framework. We believe that the State's internal accounting controls adequately safeguard assets and provide reasonable assurance of proper recording of financial transactions.

Debt Management. The State is constitutionally prohibited from issuing general obligation debt except to fund buildings for state use, to defend the state or the United States (in time of war), or to provide for unforeseen revenue deficiencies. Except for exempt enterprises, the TABOR amendment requires a vote of the people for the creation of any debt unless existing cash reserves are irrevocably pledged to service the debt. The amendment does allow debt issuance to refinance a borrowing at a lower interest rate. These requirements limit management's ability to address revenue shortfalls by borrowing for capital expenditures. However, the State has issued Certificates of Participation (COPs) secured by buildings and vehicles and has issued revenue bonds that are secured by pledges of future revenues. In some instances the debt-financed asset generates the pledged revenue stream; in other instances, such as the Transportation Revenue Anticipation Notes (TRANs), the pledged revenue stream is future federal revenues and state highway users taxes. The State has other forms of borrowing that are small in relation to the revenue bonds and COPs.

In Fiscal Year 2006-07, the total principal amount of revenue bonds and COPs was 38.5% of net assets other than capital assets. In Fiscal Year 2007-08, that measure decreased to 37.7% because noncapital net assets increased more than debt principal did on a proportional basis. Total per capita borrowing including bonds, certificate of participation, mortgages, notes, and leases was $1,168 and $1,051 per person in Fiscal Years 2007-08, 2006-07, respectively.

Ratings. As of June 2009, the State was given a credit issuer rating of "AA" with a stable outlook by Standard & Poor's Ratings Services. The State itself is not rated by Moody's Investor Service, but all of its outstanding debt is rated "Aa3" with a stable outlook. Any explanation concerning the significance of such rating must be obtained from the rating agency. There is no assurance that any rating will continue for any period of time or that they will not be revised or withdrawn.

Local Issuances. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds contained in each Colorado Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds contained in each Colorado Trust, the market value or marketability of such Bonds or the ability of the respective issuers of such Bonds acquired by each Colorado Trust to pay interest on or principal of such Bonds.

Concentrations

Educational Obligation Revenue Bonds. Certain Trusts are considered to be concentrated in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trust. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Transportation Facility Revenue Bonds. An investment in Units of Colorado Insured Series 17 should be made with an understanding of the problems and risks inherent in investing in transportation facility revenue bonds. These bonds are obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Federal Tax-Free Income.

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trusts with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax free yields assuming the stated marginal federal tax rates for 2009 listed below. The table does not reflect (i) any Federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than Federal personal income taxes.

                                   COMBINED NATIONAL AND COLORADO STATE TAX EQUIVALENT TABLE

Taxable Income                              Combined                        Tax-Exempt Estimated Current Return
Single                Joint                 Tax
Return                Return                Rate         3.50%     4.00%     4.50%     5.00%     5.50%     6.00%      6.50%
                                                                         Equivalent Taxable Estimated Current Return
$     0-8,350         $      0-16,700       14.20%       4.08%     4.66%     5.24%     5.83%     6.41%     6.99%      7.58%
  8,350-33,950          16,700-67,900       18.90%       4.32%     4.93%     5.55%     6.17%     6.78%     7.40%      8.01%
 33,950-82,250          67,900-137,050      28.50%       4.90%     5.59%     6.29%     6.99%     7.69%     8.39%      9.09%
 82,250-171,550        137,050-208,850      31.30%       5.09%     5.82%     6.55%     7.28%     8.01%     8.73%      9.46%
171,550-372,950        208,850-372,950      36.10%       5.48%     6.26%     7.04%     7.82%     8.61%     9.39%     10.17%
   Over 372,950           Over 372,950      38.00%       5.65%     6.45%     7.26%     8.06%     8.87%     9.68%     10.48%

Insurance on the Bonds.

Insurance has been obtained by the issuer of bonds in an Insured Trust, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See "Why and How the Insured Trusts are Insured" in the prospectus. The Preinsured Bond Insurers are also described under "Insurance on the Bonds." The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancellable and will continue in force so long as the bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

Any Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "Why and How the Insured Trusts are Insured" in the prospectus.

In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers. In determining eligibility for insurance, the Preinsured Bond Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

In the event of nonpayment of interest or principal, when due, in respect of a bond, a Portfolio Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler LLP, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Tax Status-Exclusion from Gross Income of Interest" in the prospectus.

Each Preinsured Bond Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Preinsured Bond Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Preinsured Bond Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

The information relating to each Preinsured Bond Insurer has been furnished by such companies. The financial information with respect to each Preinsured Bond Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is an insurance subsidiary of ACA Capital Holding, Inc., organized in the State of Maryland. ACA Financial Guaranty assumes credit risk through the issuance of financial guaranty insurance policies across all of its business lines. While they are subject to Standard & Poor's guidelines and capital adequacy tests which must be met in order to maintain a rating, as well as internal risk management parameters, their insured risk portfolio contains exposures of various credit qualities.

On Dec. 15, 2008, Standard & Poor's raised its financial strength, financial enhancement, and issuer credit ratings on ACA Financial Guaranty to "B" from "CCC" and removed the company from its CreditWatch developing status. The outlook is developing. At the same time, Standard & Poor's also withdrew its ratings of the company at ACA Financial Guaranty's request. The upgrade reflects the positive effects of the restructuring transaction completed in August 2008 that settled all outstanding collateralized debt obligations ("CDO") and reinsurance exposures of the company, including the significantly deteriorated CDO of asset-backed securities ("ABS") transactions, eliminating a requirement to post a significant amount of collateral to the CDO of ABS counterparties. The settlement required that ACA Financial Guaranty make a $209 million cash payment and a distribution of surplus notes. The surplus notes provide the former CDO counterparties and certain other counterparties with what amounts to a 95% economic interest in the company. As a result of the transaction, the company's $7 billion risk portfolio is comprised almost exclusively of U.S. public finance exposure predominantly of "BBB" and "BB" credit quality with above-average concentrations in the health care and higher education sectors. The developing outlook reflects the following possibilities: that the company could run off in an orderly fashion with capital adequacy improving due to low losses and effective expense management; or that capital adequacy could deteriorate through a combination of meaningful losses precipitated by weak credits and/or a soft economy, poor expense management, and/or excessive distributions to surplus noteholders as allowed by the Maryland Insurance Administration. There is also the risk that should finances deteriorate, the company could be placed under rehabilitation by its regulator, in which case the ratings would be changed to "R." An "R" rating signifies that an insurer is under regulatory supervision because of its financial condition.

As of December 31, 2008, ACA Financial Guaranty had admitted assets of approximately $441.2 million and total liabilities of approximately $339.9 million, as compared to approximately $691.8 million and $462.7 million, respectively, as of December 31, 2007. Statutory capital of approximately $175.7 million at December 31, 2008 was down from approximately $414.8 million as of December 31, 2007, reflecting in part the cost of the above-discussed settlement. ACA Financial Guaranty assessed its capital adequacy as consistent with a speculative-grade rating, based on a margin of safety in the range of 0.5x-0.7x. The margin of safety expresses the relationship of theoretical losses incurred during a severe stress modeling exercise to capital remaining at the end of the modeling period.

The parent company of ACA Financial Guaranty maintains a website at www.aca.com where it makes available, free of charge and as soon as reasonably practicable after they file with, or furnish to, the Securities and Exchange Commission (the "SEC"), copies of their most recently filed Annual Report on Form 10-K, all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K, including all amendments to those reports.

The information relating to ACA Financial Guaranty and its affiliates contained above has been furnished by ACA Financial Guaranty. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc., headquartered in New York City, is a holding company incorporated on April 29, 1991 with activities divided into two business segments:
(i) financial guarantee and (ii) financial services. Ambac Assurance provides financial guarantee insurance for public and structured finance obligations. Ambac Assurance is the successor to the founding financial guarantee insurance company, which wrote the first bond insurance policy in 1971. The holding company is largely dependent on dividends from Ambac Assurance to pay dividends on its common stock, to pay principal and interest on its indebtedness and to pay its operating expenses.

As of March 3, 2009, Ambac Assurance was rated "Baa1"{ with a negative outlook by Moody's and "A" with a negative outlook from Standard and Poor's. These ratings are an essential part of Ambac Assurance's ability to provide credit enhancement and are essential to Ambac Assurance's ability to compete in the financial guarantee business. Considering the high levels of delinquencies and defaults within residential mortgage loans, each of these rating agencies began a review of the capital adequacy of the financial guarantee industry in the fall of 2007. In late December 2007, following the rating agency reviews, Ambac Assurance's triple-A rating was affirmed by both Standard & Poor's (with a negative outlook) and Moody's; however, Fitch placed Ambac Assurance's triple-A rating on "rating watch negative" and stated that Ambac Assurance had a modeled $1 billion capital shortfall. By July 2008, Ambac Assurance was rated "AA" with a negative outlook by Standard & Poor's and "Aa3" with a negative outlook by Moody's. On June 18, 2008,

Ambac Financial Group, Inc. announced its decision to terminate its ratings contract with Fitch.

These ratings actions have had a significant impact on Ambac Assurance's ability to compete in the financial guarantee business. As a result of the rating agency actions described above, as well as significant disruption in the capital markets and investor concern, Ambac Assurance has been able to write only a limited amount of new financial guarantee business since November 2007.

Ambac Assurance has been working with rating agencies and regulators as it launches Everspan Financial Guarantee Corp. (doing business as Connie Lee Insurance Company in all states except Wisconsin), a wholly-owned but insulated subsidiary of Ambac Assurance. The new company has been designed to have segregated capital, separate risk management and a separate board of directors.

Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business. Statutory capital and surplus was approximately $1.55 billion and $3.32 billion at December 31, 2008 and 2007, respectively. Statutory net income/(loss) for Ambac Assurance was approximately $(4.03) billion and $54.0 million for 2008 and 2007, respectively.

Ambac Financial Group, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be read at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York, 10005. Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340. Ambac Financial Group, Inc. maintains a website at www.ambac.com.

The information relating to Ambac Assurance and its affiliates contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Assured Guaranty Corp. ("Assured"). Assured Guaranty Ltd. is a Bermuda-based holding company, incorporated in August 2003, that provides, through its operating subsidiaries, including Assured, credit enhancement products to the public finance, structured finance and mortgage markets directly and through financial institutions, serving the U.S. and international markets.

On November 14, 2008, Assured Guaranty Ltd. announced that it had entered into a definitive agreement with Dexia Holdings, Inc. to purchase Financial Security Assurance Holdings Ltd. ("FSAH") and, indirectly, all of its subsidiaries, including the financial guaranty insurance company, FSA. The definitive agreement provides that the company will be indemnified against exposure to FSAH's financial products segment, which includes its guaranteed investment contract business. The transaction is expected to close during the first or second quarter of 2009 at a purchase price of $722 million, consisting of $361 million in cash and up to 44,567,901 of the company's common shares.

As of March 31, 2009, Assured was rated "AAA" with a stable outlook by Standard & Poor's, "Aa2" with a stable outlook by Moody's and "AAA" with a stable outlook by Fitch. On November 21, 2008, Moody's downgraded the insurance financial strength ratings of Assured to "Aa2" from "Aaa." If any of the above ratings were reduced below current levels, there may be an adverse effect on the company's prospects for future business opportunities and may also reduce the value of the reinsurance it offers, which may no longer be of sufficient economic value for its customers.

As of December 31, 2008, Assured Guaranty Ltd. had total assets of approximately $4.56 billion, total liabilities of approximately $2.63 billion, had statutory policyholders' surplus of approximately $1.58 billion and a contingency reserve of approximately $728 million. At December 31, 2007, Assured had total assets of approximately $3.76 billion, total liabilities of approximately $2.10 billion, and had statutory policyholders' surplus of approximately $1.49 billion and a contingency reserve of approximately $599 million. The net income/(loss) for the full year 2008 was approximately $68.9 million and approximately $(303.3) million for the prior year.

Assured is subject to the insurance holding company laws of Maryland and New York. The company maintains a website at www.assuredguaranty.com where it makes available, free of charge, its annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13
(a) or 15 (d) of the Exchange Act as soon as reasonably practicable after filing such material with, or furnish it to, the SEC.

The information relating to Assured and its affiliates contained above has been furnished by Assured. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

CIFG Assurance North America, Inc. ("CIFG"). CIFG, a New York corporation, and CIFG Europe provide financial guarantees for transactions in the public finance, structured finance, and infrastructure finance markets in the United States, Europe and around the world.

On January 22, 2009, Standard & Poor's raised its rating on CIFG to "BB" with a developing outlook and Moody's upgraded its rating to "Ba3," from "B3," also with a developing outlook. The ratings actions reflected the strengthened capital adequacy profile of CIFG following its restructuring and the commutation of substantially all of its ABS and CDO risks.

CIFG's commutation agreement resulted in the termination of substantially all of its ABS CDO exposures in exchange for cash and an ownership stake in the CIFG group. The roughly $1.3 billion cash payment from CIFG to its CDS counterparties is lower than CIFG's reserves on these exposures, freeing up claims paying resources, and restoring the firm's regulatory capital position above minimum levels. According to Moody's, the terms of the CDO commutation may have some elements that are typically associated with a distressed exchange, though such a determination is ultimately a matter of judgment. Moody's said that CIFG's "Ba3" rating and developing outlook reflect a capital adequacy profile that is broadly consistent with a low investment grade score, recognizing, however, that the insurance portfolio remains exposed to substantial performance volatility in light of its concentrated exposure to structured assets and stressed mortgage risks, some of which are quite large relative to capital. As part of the restructuring, CIFG will essentially run itself off. In addition, CIFG plans to reinsure $13 billion (par value) of its insured U.S. municipal finance portfolio with Assured Guaranty Corp. After completing both transactions, CIFG will retain a $60 billion insured portfolio consisting largely of structured finance exposures.

As of December 31, 2007, CIFG had admitted assets of approximately $238 million, total liabilities of approximately $205 million, and total surplus as regards policyholders of approximately $66 million. CIFG maintains a website at www.cifg.com.

The information relating to CIFG and its affiliates contained above has been furnished by CIFG. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Financial Guaranty Insurance Company ("FGIC"). FGIC is a wholly-owned subsidiary of FGIC Corporation. The company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. FGIC typically guarantees the scheduled payments of principal and interest on an issuer's obligations when due. FGIC is licensed to write financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom.

The deterioration in the U.S. housing and mortgage markets and the global credit markets has adversely affected FGIC's business, results of operations and financial condition. During 2008, FGIC's financial strength and credit ratings were downgraded by various rating agencies. The financial strength ratings downgrades have adversely impacted the company's ability to generate new business and, unless restored, will impact the future business, operations and financial results. The company increased reserves established for exposure to certain CDO of ABS which are backed primarily by subprime residential mortgage-backed securities, and to certain residential mortgage-backed securities primarily backed by second-lien mortgages. As a result of these developments, the company ceased writing new business to preserve capital. On September 30, 2008, FGIC entered into a reinsurance agreement with MBIA under which MBIA reinsured certain policies covering approximately $166 billion of FGIC's U.S. public finance insured par outstanding. The reinsurance provided by MBIA will enable covered policyholders to make claims for payment directly against MBIA in accordance with the terms of the reinsurance agreement.

On March 24, 2009, FGIC was downgraded to "Caa3" from "Caa1" with a negative outlook by Moody's, which also announced that it was withdrawing the ratings of FGIC and FGIC Corporation for business reasons. On November 24, 2008, Standard and Poor's lowered its rating of FGIC to "CCC" from "BB" with a negative outlook. Effective November 24, 2008, Fitch no longer provides a rating for FGIC, citing its belief that FGIC's financial guaranty franchise was effectively in run-off and, as a result, that there is limited investor interest in continued coverage of this rating. Prior to January 2008, FGIC was rated "AAA," "Aaa" and "AAA" by Standard & Poor's, Moody's and Fitch, respectively.

As of September 30, 2008, FGIC had net admitted assets of approximately $5.8 billion and total liabilities of approximately $5.3 billion. As a result of statutory loss reserves established related to its exposure on certain ABS CDOs, FGIC's statutory capital and surplus position was substantially reduced below historical levels. FGIC reported statutory-basis surplus of $350,227 and $260,909 at September 30, 2008 and December 31, 2007, respectively. During October and November 2008, FGIC took actions to strengthen its statutory surplus. As of September 30, 2008, FGIC's aggregate net liability under its insured exposures continued to exceed the aggregate risk limit prescribed by New York State Insurance Law and FGIC's insured exposure under certain individual policies continued to exceed the applicable single risk limits prescribed by New York State Insurance Law.

Copies of FGIC's most recent generally accepted accounting principles and statutory accounting practices financial statements are available upon request to: Financial Guaranty Insurance Company, 125 Park Avenue, New York, NY 10017, Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000. FGIC maintains a website at www.FGIC.com.

The information relating to FGIC and its affiliates contained above has been furnished by FGIC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Financial Security Assurance, Inc. ("FSA"). Financial Security Assurance Holdings Ltd., through its insurance company subsidiaries, is primarily engaged in the business of providing financial guaranty insurance on public finance and asset-backed obligations in domestic and international markets. The company's principal insurance company subsidiary is FSA, a wholly owned New York insurance company. FSA wholly owns FSA Insurance Company ("FSAIC"). FSAIC is an Oklahoma insurance company that primarily provides reinsurance to FSA. FSA is a subsidiary of Dexia Holdings, Inc., which, in turn, is owned 90% by Dexia Credit Local S.A. and 10% by Dexia S.A. ("Dexia"). Dexia is a Belgian corporation whose shares are traded on the Euronext Brussels and Euronext Paris markets as well as on the Luxembourg Stock Exchange. Dexia is primarily engaged in the business of public finance, banking and investment management in France, Belgium, Luxembourg and other European countries, as well as in the United States. Dexia Cr****Times New Roman:xab****edit Local is a wholly owned subsidiary of Dexia.

On November 21, 2008, Moody's downgraded FSA to "Aa3" from "AAA" with a developing outlook. On October 8, 2008, Standard and Poor's confirmed its "AAA" rating of FSA, but placed it on a CreditWatch negative outlook. Similarly, on October 9, 2008 Fitch confirmed its "AAA" rating of FSA but placed it on a rating watch negative outlook. Any of Fitch, Moody's or Standard and Poor's may conclude that FSA will need to raise additional capital or take other measures to maintain its triple-A ratings, regardless of whether losses actually occur. As a result, the company may be required to take measures to preserve or raise capital, including through, among other things, increased use of reinsurance, capital contributions from Dexia or the issuance of debt securities.

Shareholders' equity was approximately $2.25 billion at December 31, 2008, compared with approximately $2.96 billion at December 31, 2007. Full year operating losses were approximately $1.01 billion, compared with operating earnings of approximately $381 million in 2007. The adverse net income results were due primarily to loss expenses related to financial guarantees of residential mortgage-backed securities and negative fair-value adjustments on credit derivatives in the insured portfolio.

The information relating to FSA and its affiliates contained above has been furnished by FSA. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.On November 14, 2008, Dexia entered into a purchase agreement providing for the sale of FSA to Assured Guaranty Ltd. Pursuant to such agreement, the financial products operations are to be separated from the company's financial guaranty operations and retained by Dexia. The company ceased issuing guaranteed investment contracts and other investment agreements in November 2008 in anticipation of the sale of the company to Assured. On March 16, 2009 Assured announced that its shareholders approved the issuance of Assured's common shares to Dexia in connection with Assured's acquisition of FSA Holdings. Additionally, Assured reported that it had received regulatory approval from the NY State Insurance Department and, subsequently, the Oklahoma Insurance Department for the acquisition. Completion of the transaction is subject to confirmation from Fitch, Moody's and Standard & Poor's that the acquisition of FSA would not result in a downgrade of Assured Guaranty's insurance subsidiaries or FSA. As part of the acquisition transaction, Assured will also be assuming $730 million of FSA's outstanding debt. FSA maintains a website at www.fsa.com.

National Public Finance Guarantee Corporation ("National"). National is an insurance subsidiary of MBIA, Inc., a Connecticut corporation.

On February 25, 2008, MBIA Insurance Corporation ("MBIA") announced a plan to implement several initiatives in connection with the restructuring of its business over the next few years. A significant aspect of the plan was the creation of separate legal operating entities for MBIA's public, structured and asset management businesses as soon as feasible, with a goal of within five years. As part of that plan, on February 18, 2009, MBIA announced it had formed a new public finance-only financial guarantee insurance company which will conduct business only in the United States. The new company initially did business as MBIA Illinois, but changed its name to National Public Finance Guarantee Corporation officially on March 19, 2009. Its initial portfolio of approximately $537 billion in net par outstanding as of February 18, 2009 consisted of both the U.S. public finance policies originally insured by MBIA and those reinsured as part of a 2008 portfolio transaction with FGIC. All of the existing affected policyholders will have reinsurance provided by National through the cut-through provision in the reinsurance agreement and second-to-pay policies, which give MBIA and FGIC policyholders the ability to make a claim for payment directly against National. The entire portfolio will be posted on www.MBIA.com until the new company's website is launched, and all new policies will be added monthly.

As of February 18, 2009, National was rated "AA-" with a CreditWatch developing outlook by Standard and Poor's and "Baa1" with a review for upgrade outlook from Moody's.

Virtually all of the insurance policies issued by MBIA provide an unconditional and irrevocable guarantee of the payment to a designated paying agent for the holders of the insured obligations of an amount equal to the payment of the principal of, and interest or other amounts owing on, insured obligations when due or, in the event that the company has the right, at its discretion, to accelerate insured obligations upon default or otherwise, upon such acceleration by the company. In addition, certain of MBIA's insurance policies guarantee payments due under credit or other derivatives, including termination payments that may become due upon the occurrence of certain events. On February 25, 2008, the company announced that it ceased insuring new credit derivative contracts within its insurance operations except in transactions related to the reduction of existing derivative exposure. In the event of a default in payment of principal, interest or other insured amounts by an issuer, MBIA promises to make funds available in the insured amount generally on the next business day following notification. MBIA generally has an agreement with a bank which provides for this payment upon receipt of proof of ownership of the obligations due, as well as upon receipt of instruments appointing the insurer as agent for the holders and evidencing the assignment of the rights of the holders with respect to the payments made by the insurer.

At December 31, 2008, the net par amount outstanding on MBIA Corp.'s insured obligations, including insured obligations of MBIA UK, MBIA Mexico, and CapMAC but excluding obligations that were ceded or assigned to MBIA Illinois as of January 1, 2009 and also excluding approximately $8.4 billion of MBIA insured investment agreements and medium term notes for MBIA Asset Management was approximately $233 billion. Net insurance in force, which includes all insured debt service, at December 31, 2008 was approximately $290 billion. Statutory capital and surplus was approximately $3.5 billion and $3.7 billion at December 31, 2008 and 2007, respectively. For the year ended December 31, 2008, MBIA recorded a net loss of approximately $2.7 billion, compared with a net loss of $1.9 billion for the year ended December 31, 2007.

The information relating to MBIA, National and their affiliates contained above has been furnished by MBIA. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Radian Asset Assurance, Inc. ("Radian"). Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in New York and London. Financial guaranty insurance typically provides an unconditional and irrevocable guaranty to the holder of a financial obligation of full and timely payment of principal and interest when due.

On March 12, 2009 Moody's downgraded Radian to "Ba1" from "A3," with a stable outlook, thus concluding its credit watch review that was initiated on October 10, 2008. On December 5, 2008 Standard & Poor's affirmed its "BBB+" rating, but placed Radian on CreditWatch negative. Radian Group Inc.'s management has stated that it has discontinued, for the foreseeable future, writing any new financial guaranty business in light of current market conditions, and that it intends to utilize Radian's available capital to support its mortgage insurance operations.

As of December 31, 2008, Radian had total assets of approximately $8.1 billion, total liabilities of approximately $6.1 billion, and had statutory policyholders' surplus of approximately $970 million and a contingency reserve of approximately $515 million. The net loss for the full year 2008 was approximately $410.6 million. This compares to a net loss of approximately $1.3 billion for the prior year. Radian Group, Inc., parent company of Radian, maintains a website at www.radiangroupinc.com.

The information relating to Radian and its affiliates contained above has been furnished by Radian. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Syncora Guarantee Inc. (formerly XL Capital Assurance Inc.) ("Syncora"). Syncora is the sole subsidiary of Syncora Holdings Ltd., a holding company domiciled in Bermuda, and provides financial guarantee insurance and other credit enhancement for debt obligations in the U.S. and international capital markets, including municipal bonds, asset-backed securities, debt backed by utilities and selected infrastructure projects, future flow securitizations, bank deposit insurance and collateralized debt obligations.

On March 9, 2009, Moody's downgraded the insurance financial strength rating of Syncora to "Ca" from "Caa1," with a developing outlook. On January 29, 2009, Standard & Poor's lowered its rating on Syncora to "CC" from "B" with a negative outlook. Both ratings agencies cited the company's run-off status, its impaired capital adequacy position due to large incurred losses among mortgage-related exposures, including direct ABS CDOs, as well as its impaired financial flexibility. In its year-end 2008 annual statement, Syncora reported a statutory policyholders' deficit of approximately $2.4 billion, which permits the New York Insurance Department to intervene in Syncora's operations and seek court appointment as rehabilitator or liquidator of the company. Syncora is currently engaged in settlement negotiations with its CDS counterparties and has launched a tender offer for insured residential mortgage-backed securities as part of a broader restructuring initiative.

As of December 31, 2008, Syncora had net admitted assets of approximately $3.5 billion and total liabilities of approximately $5.9 billion, and had statutory policyholders' deficit of approximately $2.4 billion and, accordingly, was not in compliance with its minimum policyholders' surplus requirement. The company's website address is www.syncora.com/Guarantee/Home.aspx.

The information relating to Syncora and its affiliates contained above has been furnished by Syncora. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

Berkshire Hathaway Assurance Corporation ("BHAC"). BHAC is a bond insurance company that is an indirect, wholly-owned subsidiary of Berkshire Hathaway Inc. BHAC is a New York stock insurance corporation that writes financial guaranty insurance. BHAC was organized on December 21, 2007, and received its New York Certificate of Authority on December 28, 2007. BHAC is licensed in New York to write financial guaranty insurance, surety insurance and credit insurance. As of April 11, 2008, BHAC was licensed to write financial guaranty insurance in 47 additional states and the District of Columbia.

BHAC's shareholders and their respective percentage of outstanding common stock are as follows: Columbia Insurance Company ("Columbia"), a Nebraska corporation (51%), and National Indemnity Company, a Nebraska corporation (49%). Columbia and National Indemnity Company are each indirect, wholly owned subsidiaries of Berkshire Hathaway Inc.

BHAC is subject to the insurance laws and regulations of the State of New York, BHAC's state of domicile. Pursuant to New York's financial guaranty insurance law, financial guaranty insurers are limited to writing financial guaranty insurance and related lines, including surety and credit insurance. In addition, New York's financial guaranty insurance law (i) requires such insurers to maintain a minimum surplus as regards policyholders, (ii) establishes limits on the aggregate net amount of exposure that may be retained in respect of a particular issuer or revenue source and on the aggregate net amount of exposure that may be retained in respect of particular types of risk as a percentage of surplus as regards policyholders; and (iii) establishes contingency, loss and unearned premium reserve requirements. BHAC is also subject to the applicable insurance laws and regulations of all other jurisdictions in which it is licensed to transact insurance business. The insurance laws and regulations vary by jurisdiction.

At March 31, 2008, BHAC had surplus as regards policyholders of slightly less than $1,000,000,000, determined in accordance with statutory accounting practices ("SAP") prescribed or permitted by the New York Department of Insurance.

Copies of BHAC's most recently published SAP Annual Statement is available upon request to: Berkshire Hathaway Assurance Corporation, 100 First Stamford Place, Stamford, CT 06902, Attention: General Counsel. BHAC's telephone number is (203) 363-5200.

The policies issued by BHAC are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Laws. Standard & Poor's has assigned its "AAA" financial strength and financial enhancement ratings to BHAC. Standard & Poor's has assigned its "AAA" financial enhancement rating to Columbia. The ratings on BHAC are based on a guaranty from Columbia in favor of BHAC. The guaranty issued by Columbia applies to BHAC's policy issued with respect to the bonds. Any explanation of these ratings may only be obtained from Standard & Poor's. The ratings are not a recommendation to buy, sell or hold the bonds, and are subject to revision or withdrawal at any time by Standard & Poor's. Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the bonds.

In addition, Moody's has assigned its "Aa1" insurance financial strength ratings to BHAC and Columbia. Any explanation of these ratings may only be obtained from Moody's. The ratings are not a recommendation to buy, sell or hold the bonds, and are subject to revision or withdrawal at any time by Moody's. Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the bonds. On April 8, 2009, the date that Moody's Investor Services, Inc. assigned its rating to BHAC, BHAC's ultimate parent company, Berkshire Hathaway Inc., maintained an investment in Moody's Investor Services, Inc.'s parent company of approximately 19.6% of the common shares then outstanding. BHAC does not guarantee the market price or investment value of the bonds nor does it guarantee that the ratings on the bonds will not be revised or withdrawn.

The information relating to BHAC and its affiliates contained above has been furnished by BHAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

The public can read and copy any materials the above referenced companies file with the SEC at the SEC's Public Reference Room at 100 F

Street, NE, Washington, DC 20549. The public can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers, which may include the companies listed above, that file electronically with the SEC. The address of the SEC's website is www.sec.gov .

There have been a number of recent developments with respect to ratings actions impacting insurance companies by the rating agencies, Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings Ltd. ("Fitch"). In light of the ongoing nature of ratings actions or announcements by the rating agencies, you should consult announcements by the rating agencies, the websites of the rating agencies and the websites of the portfolio insurers for the then current publicly available information. These ratings actions have had a significant impact on the portfolio insurers', and other bond insurers', ability to compete in the financial guarantee business.

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Registered
                          Public Accounting Firm
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, THE FIRST TRUST(R) COMBINED SERIES 282, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Wheaton and State of Illinois on June 30, 2009.

                           THE FIRST TRUST(R) COMBINED SERIES
                              282
                                   (Registrant)

                           By:   FIRST TRUST PORTFOLIOS L.P.
                                   (Depositor)


                           By:   Jason T. Henry
                                 Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity and on the date indicated:

       NAME                 TITLE*                DATE


Judith M. Van Kampen        Director           )
                            of The Charger     )
                            Corporation, the   )  June 30, 2009
                            General Partner of )
                            First Trust        )
                            Portfolios L.P.    )

Karla M. Van Kampen-Pierre  Director           )
                            of The Charger     )
                            Corporation, the   )  Jason T. Henry
                            General Partner of )  Attorney-in-Fact**
                            First Trust        )
                            Portfolios L.P.    )

David G. Wisen              Director           )
                            of The Charger     )
                            Corporation, the   )
                            General Partner of )
                            First Trust        )
                            Portfolios L.P.    )




       * The title of the person named herein represents his capacity in and relationship to First Trust Portfolios
       L.P., Depositor.

       ** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of FT 597 (File No. 333-76518) and the same is hereby incorporated herein by this reference.

    CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 5 to Registration Statement 333-110875 of our report dated June 26, 2009, relating to the financial statements of The First Trustr Combined Series 282, Colorado Insured Series 24 Portfolio, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.





Deloitte & Touche LLP
Chicago, Illinois
June 26, 2009